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Exhibit 99.2

FABRIZIO MORELLI, Derivatively on Behalf of COMPASS MINERALS INTERNATIONAL, INC.,

Plaintiff,

vs.

FRANCIS J. MALECHA, JAMES D. STANDEN, ANTHONY J. SEPICH, KEVIN S. CRUTCHFIELD, RICHARD P. DEALY, EDWARD C. DOWLING, JR., ERIC FORD, GARETH JOYCE, MELISSA M. MILLER, JOSEPH E. REECE, LORI A. WALKER, PAUL S. WILLIAMS, AMY J. YODER, VALDEMAR L. FISCHER, RICHARD S. GRANT, DAVID J. D’ANTONI, and ALLAN R. ROTHWELL,

Defendants,

and

COMPASS MINERALS INTERNATIONAL, INC.,

Nominal Defendant.
Case No. 24-2495-EFM-ADM

STIPULATION AND AGREEMENT OF SETTLEMENT

This Stipulation and Settlement Agreement (the “Stipulation”), dated July 14, 2025, is entered into by and among: (i) plaintiffs Shiva Stein (“Plaintiff Stein”) and Fabrizio Morelli (“Plaintiff Morelli”) (collectively, the “Plaintiffs”), in the above-captioned shareholder derivative actions (the “Derivative Actions”), brought derivatively on behalf of Compass Minerals International, Inc. (“Compass” or the “Company”); (ii) nominal defendant Compass; and (iii) individual defendants Kevin S. Crutchfield, Richard P. Dealy, Edward C. Dowling, Jr., Eric Ford, Gareth Joyce, Melissa M. Miller, Joseph E. Reece, Lori A. Walker, Paul S. Williams, Amy J. Yoder, Francis J. Malecha, James D. Standen, Anthony J. Sepich, Valdemar L. Fischer, Richard S. Grant, David J. D’Antoni, and Allan R. Rothwell (the “Individual Defendants,” and together

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with Compass, the “Defendants,” and together with Compass and the Plaintiffs, the “Parties”). The Parties, by and through their undersigned counsel, have reached an agreement for the settlement of the claims asserted, or that could have been asserted, in the Derivative Actions on the terms set forth below (the “Settlement”), and subject to the approval of the Court. This Stipulation is intended by the Parties to fully, finally, and forever resolve, discharge, and settle all Released Claims (defined herein) upon the terms and subject to the conditions set forth herein, and to result in the dismissal of the Derivative Actions with prejudice as against the Released Persons (defined herein).
I.    THE DERIVATIVE ACTIONS

A.    Background

Compass mines and produces essential minerals, such as salt products for roadway de-icing and specialty plant nutrition minerals. The Company’s products have numerous applications across the consumer, industrial, and agricultural industries.
The Derivative Actions allege that from October 31, 2017 until October 21, 2022, inclusive (the “Relevant Period”), the Individual Defendants—current or former Company officers and/or members of the Company’s Board of Directors (the “Board”)—breached their fiduciary duties to the Company and its shareholders and committed other alleged misconduct by failing to conduct adequate oversight and by intentionally or recklessly making or allowing others to make false and misleading statements concerning (a) the costs associated with the Company’s new continuous mining and continuous haulage (“CMCH”) system; (b) the Company’s ability to produce targeted levels of salt with the new CMCH system; (c) the salt production capacity at the Company’s rock salt mine in Goderich, Ontario; (d) the cost savings attributed to the new CMCH system; (e) the Company’s financial results; and (f) the adequacy of the Company’s internal controls.

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The Derivative Actions allege that, as a result of the foregoing, the Company’s stock price declined substantially, precipitating the filing, and subsequent settlement, of charges by the U.S. Securities and Exchange Commission (“SEC”) against Compass and of a related federal securities class action lawsuit captioned Local 295 IBT Employer Group Welfare Fund v. Compass Minerals International, Inc. et al., Case No. 2:22-cv-02432-EFM-ADM (D. Kan.) by a class of Compass investors against the Company and certain of its officers (the “Securities Class Action”).1
B.    Procedural History
On February 1, 2023, Plaintiff Stein filed a verified shareholder derivative complaint on behalf of Compass in this Court (the “Stein Action”), alleging causes of action for breach of fiduciary duties, aiding and abetting breach of fiduciary duties, unjust enrichment, waste of corporate assets, and violations of Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 promulgated thereunder against Defendants Kevin S. Crutchfield, Richard P. Dealy, Edward C. Dowling, Jr., Eric Ford, Gareth Joyce, Melissa M. Miller, Joseph E. Reece, Lori A. Walker, Paul S. Williams, Amy J. Yoder, Francis J. Malecha, James D. Standen, and Anthony J. Sepich (Stein Action, Doc. 1).
On January 9, 2024, pursuant to the parties’ joint motion, the Court entered an order staying the Stein Action until (1) the Securities Class Action was dismissed with prejudice; (2) completion of fact discovery in the Securities Class Action; or (3) the announcement of a settlement by the parties in the Securities Class Action (Stein Action, Doc. 17) (the “Stay”).
During the pendency of the Stay, Defendants agreed to provide Plaintiff Stein with, among other things, written discovery produced in the Securities Class Action, subject to entry of a

1 A final settlement approval hearing for the proposed Securities Class Action settlement is set for July 30, 2025. Securities Class Action, Doc. 138.

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suitable protective order. Following negotiations, Plaintiff Stein and Defendants agreed to the terms of a Protective Order, which was approved by the Court on June 3, 2024. (Stein Action, Doc. 19) (the “Protective Order”).
Beginning on June 18, 2024, Defendants began making productions of documents to Plaintiffs on a rolling basis, with the most recent productions having occurred on January 24, 2025 and February 12, 2025 (the “Discovery Production Documents”).
On October 30, 2024, Plaintiff Morelli filed a verified shareholder derivative complaint on behalf of Compass in this Court (the “Morelli Action”) alleging causes of action for breach of fiduciary duties, abuse of control, gross mismanagement, waste of corporate assets, and unjust enrichment under Delaware law against the Individual Defendants, and for contribution under Sections 10(b) and 21D of the Exchange Act against Defendants Francis J. Malecha, James D. Standen, and Anthony J. Sepich (Morelli Action, Doc. 1).
On February 10, 2025, the parties to the Securities Class Action announced that they agreed to a settlement in principle. (Securities Class Action, Doc. 128).
On February 21, 2025, the Parties filed a Joint Motion to Consolidate the Stein Action and the Morelli Action (Stein Action, Doc. 24) (Morelli Action, Doc. 37) (the “Motion to Consolidate”).
On February 28, 2025, the Court granted in part and denied in part the Motion to Consolidate (Stein Action, Doc. 25) (Morelli Action, Doc. 38). In its Order, the Court granted consolidation “for the purposes of the discovery phase of the actions” and stated that “[t]he lower- numbered case, Stein, is designated as the lead case. Unless a filing concerns a matter unique to only one of the cases, all future non-dispositive filings in the consolidated action are to be made only in the lead case until further order.” (id. at 3-4) (the “Consolidation”).

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On April 7, 2025, following an extensive review of the Discovery Production Documents, Plaintiffs filed a detailed eighty-four page consolidated amended complaint, which incorporated the Discovery Production Documents (Stein Action, Doc. 28) (the “Consolidated Amended Complaint”). The Consolidated Amended Complaint was filed under seal and thirty-one exhibits consisting of the confidential Discovery Production Documents were attached thereto.
C.    Mediation
The Parties, by and through their undersigned attorneys, engaged in months of good faith, arm’s-length discussions and negotiations with regard to the possible settlement of the Derivative Actions. On November 19, 2024, in conjunction with the Securities Class Action, the Parties participated in the mediation process with David M. Murphy, Esq. of Phillips ADR Enterprises (the “Mediator”), who has extensive experience mediating complex shareholder disputes similar to the Derivative Actions. In advance of the mediation, Plaintiffs provided Defendants with a detailed settlement demand, which contained substantial proposed corporate governance reforms aimed at strengthening the Company’s internal controls and corporate governance practices to prevent recurrence of the alleged damage to the Company at issue in the Derivative Actions. That mediation did not result in a settlement of the Derivative Actions.
Following the first mediation, the Parties continued engaging in settlement negotiations of the Derivative Actions, including by exchanging further demands and counters and engaging in frank discussions concerning the strengths and weaknesses of the Derivative Actions. The Parties agreed to participate in a second mediation before the Mediator in May 2025.
On May 27, 2025, counsel for the Parties participated in a second full-day, private mediation with the Mediator. After extensive arm’s-length negotiations conducted with the Mediator’s assistance during the second mediation, the Parties agreed to the consideration for the

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Settlement. Specifically, the Company and the Board agreed to adopt the corporate governance reforms (the “Reforms”) attached hereto as Exhibit A, subject to Court approval.
After reaching agreement on the principal terms of the Settlement, the Parties commenced negotiations during the second mediation regarding reasonable attorneys’ fees and expenses to be paid by the Individual Defendants’ Insurers to Plaintiffs’ Counsel, subject to Court approval, in consideration for the substantial benefits conferred upon Compass and Current Compass Stockholders (defined in ¶ 1.3 infra) by the Settlement. The Parties did not reach an agreement on the attorneys’ fees and expenses to be paid by the Individual Defendants’ Insurers to Plaintiffs’ Counsel, subject to Court approval during the mediation, but continued to negotiate after the second mediation.
D.    Benefits of the Settlement

Plaintiffs and Plaintiffs’ Counsel brought their claims in good faith and continue to believe that the claims asserted in the Derivative Actions have merit, and Plaintiffs’ entry into this Stipulation is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Actions. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense, time, and uncertainty inherent in the continued prosecution of their claims in the Derivative Actions through trial(s) and any possible subsequent appeal(s). Plaintiffs and Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel are also mindful of the inherent problems of pleading the futility of a pre-suit litigation demand in a derivative action, and the possible defenses to the claims asserted in the Derivative Actions. Defendants’ counsel has indicated, absent a settlement, that Defendants intend

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to vigorously defend this action, including by moving to dismiss based on Plaintiffs’ failure to plead demand futility, as well as other elements of their claims. Based on their investigation and evaluation set forth in more detail infra, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of Compass and Current Compass Stockholders.
Plaintiffs’ Counsel have conducted an extensive investigation and analysis and have undertaken substantial efforts, including, inter alia: (i) reviewing and analyzing Compass’s press releases, public statements, filings with the SEC, conference calls, and announcements made by the Defendants; (ii) reviewing media reports and press releases, securities analysts’ reports and advisories, and other public filings about the Company and the Goderich Mine; (iii) researching the applicable law with respect to the claims asserted in the Derivative Actions and the potential defenses thereto; (iv) reviewing and analyzing the Company’s Corporate Governance Guidelines and Code of Ethics and Business Conduct and the charters of all Board committees; (v) reviewing and analyzing the pleadings and other papers filed in the Securities Class Action; (vi) reviewing and evaluating the confidential Discovery Production Documents; (vii) preparing and filing the complaints in the Stein Action and the Morelli Action; (viii) preparing and filing the Amended Consolidated Complaint that incorporated the confidential Discovery Production Documents; (ix) engaging in settlement negotiations with Defendants’ counsel regarding the specific facts, and perceived strengths and weaknesses of the Derivative Actions, and other issues in an effort to facilitate negotiations; (x) reviewing the Company’s existing corporate governance policies and preparing extensive settlement demands and counters detailing proposed corporate governance reforms aimed at strengthening the Company’s internal controls and corporate governance practices; (xi) participating in two full-day mediation sessions and substantive, protracted

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settlement discussions with Defendants with support from the Mediator; and (xii) negotiating and drafting this comprehensive Stipulation and seeking preliminary and final approval of the proposed Settlement.
Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and in the best interests of Compass and Current Compass Stockholders. Each of the Parties recognizes and acknowledges that the Derivative Actions have been initiated, filed, and prosecuted by Plaintiffs in good faith and defended by Defendants in good faith, that the Derivative Actions are being voluntarily settled with the advice of counsel, and that the terms of the Settlement are fair, reasonable, and adequate. Based upon Plaintiffs’ Counsel’s evaluation, Plaintiffs have determined that the Settlement is in the best interests of Compass and have agreed to settle the Derivative Actions upon the terms and subject to the conditions set forth herein. Plaintiffs’ entry into this Stipulation is not intended to be, and shall not be construed as, an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Actions.
E.    Defendants’ Denials of Wrongdoing and Liability and Reasons for Settlement

Throughout the Derivative Actions, Defendants have denied, and continue to deny, any and all of the claims alleged in the Derivative Actions, including any allegations of wrongdoing, fault, negligence, liability, or damage to the Plaintiffs, the Company, or the Company’s stockholders. Specifically, Defendants expressly have denied, and continue to deny, that they engaged in any wrongdoing or violation of the law; that they breached any fiduciary duty, including the duty of care or duty of loyalty; that they wasted corporate assets, were unjustly enriched, engaged in gross mismanagement; that the Company’s disclosures were deficient in any

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way; that they violated any securities laws; and that they acted in bad faith or improperly in any way. Defendants assert that, at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Compass and its shareholders. Defendants maintain that they have meritorious defenses to all claims alleged in the Derivative Actions.
Nonetheless, taking into account the uncertainty and risks inherent in any litigation, especially in complex cases such as the Derivative Actions, Defendants have concluded that further litigation of the Derivative Actions could be protracted, burdensome, and expensive, and that it is desirable and beneficial that the claims asserted in, or that could be asserted in, the Derivative Actions be fully and finally settled and terminated in the manner and upon the terms and conditions set forth in this Stipulation.
Nothing in this Stipulation shall be construed as any admission or concession by Defendants of any wrongdoing, fault, negligence, liability, or damages whatsoever. Neither the Settlement nor any of the terms of this Stipulation shall be construed or deemed to be evidence of or constitute an admission, concession, or finding with respect to any claim or allegation of any fault, negligence, liability, wrongdoing, or damage whatsoever, or any infirmity in the defenses that the Defendants have, or could have, asserted.
II.    TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED, by and among the

Plaintiffs (on behalf of themselves, and derivatively on behalf of Compass), Current Compass Stockholders, and Defendants, by and through their respective undersigned counsel, that, subject to the approval of the Court, in consideration of the benefits flowing to the Parties from the Settlement set forth herein, the Derivative Actions and the Released Claims shall be finally, fully, and forever compromised, settled and released, and the Derivative Actions shall be dismissed with

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prejudice, as to the Released Persons, upon and subject to the terms and conditions of this Stipulation, as follows:
A.    Definitions

As used in this Stipulation and in any Exhibits attached hereto and made a part hereof, the following terms have the meanings specified below:
1.1.    “Compass” or the “Company” means Compass Minerals International, Inc. and any of its predecessors, affiliates, or subsidiaries.
1.2.    “Court” means the United States District Court for the District of Kansas.
1.3.    “Current Compass Stockholders” means all record and beneficial owners of Compass common stock and the representatives, trustees, executors, heirs, administrators, transferees, agents, successors, or assigns of all such owners, immediate or remote, in each case solely in their capacities as stockholders of Compass, who own Compass stock as of the date of the execution of this Stipulation and continue to hold their Compass stock as of the date of the Settlement Hearing.
1.4.    “Defendants” means the Individual Defendants and nominal defendant, Compass.
1.5.    “Defendants’ Counsel” means Cleary Gottlieb Steen & Hamilton LLP and Husch Blackwell LLP.
1.6.    “Derivative Actions” means the Stein Action and the Morelli Action, collectively.

1.7.    “Effective Date” means the first date by which all of the events specified in ¶ 5.1 of this Stipulation have been met and have occurred.
1.8.    “Fee and Expense Amount” means the agreed-to amount of $1,400,000 to be paid by the Individual Defendants’ Insurers to Plaintiffs’ Counsel for their attorneys’ fees and expense reimbursement, subject to ¶ 3.1 and Court approval.

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1.9.    “Final” means, with respect to any order or Judgment of the Court, that such order or Judgment represents a final and binding determination of all issues within its scope and has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. Without limitation, an order or Judgment becomes Final when either: (a) no appeal therefrom has been filed and the time has passed for any notice of appeal to be timely filed therefrom; or (b) an appeal from the Judgment or order has been filed and either: (i) the court of appeals has either affirmed the order or Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (ii) a higher court has granted further appellate review and that court has either affirmed the underlying order or Judgment or affirmed the court of appeals’ decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall include any motion for reconsideration or petition for a writ of certiorari or other writ that may be filed in connection with approval or disapproval of this Settlement. Any appeal or proceeding seeking subsequent judicial review pertaining solely to an order issued with respect to: (a) attorneys’ fees, costs, or expenses; or (b) the approval of payment of Service Awards (defined herein at ¶ 3.3) to Plaintiffs, shall not in any way delay, affect, or preclude the time set forth above for the Judgment to become Final, or otherwise preclude the Judgment from becoming Final.
1.10.    “Individual Defendants” means Kevin S. Crutchfield, Richard P. Dealy, Edward C. Dowling, Jr., Eric Ford, Gareth Joyce, Melissa M. Miller, Joseph E. Reece, Lori A. Walker, Paul
S. Williams, Amy J. Yoder, Francis J. Malecha, James D. Standen, Anthony J. Sepich, Valdemar

L. Fischer, Richard S. Grant, David J. D’Antoni, and Allan R. Rothwell.

1.11.    “Insurers” means the Defendants’ insurance carriers and includes their respective

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reinsurers.

1.12.    “Judgment” means the proposed Order and Final Judgment to be entered by the Court approving the Settlement, substantially in the form attached hereto as Exhibit E, or in such other form as may be approved in writing by all of the Parties acting by and through their respective counsel of record.
1.13.    “Long Form Notice” means the Notice of Pendency and Proposed Settlement of Derivative Actions, a proposed version of which is submitted to the Court for approval and attached hereto as Exhibit C.
1.14.    “Morelli Action” means Morelli v. Malecha et al., 24-cv-2495-EFM-ADM (D.

Kan.).

1.15.    “Notice” means the Long Form Notice and Summary Notice (defined in ¶ 1.31), collectively.
1.16.    “Parties” means Plaintiffs, Individual Defendants, and Compass.
1.17.    “Person(s)” means an individual, corporation (including all divisions and subsidiaries), limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, limited liability company, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, beneficiaries, trustees, transferees, executors, administrators, predecessors, successors, representatives, or assigns.
1.18.    “Plaintiffs” means Shiva Stein and Fabrizio Morelli.

1.19.    “Plaintiffs’ Counsel” means (i) Rigrodsky Law, P.A.; and (ii) The Brown Law Firm, P.C.

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1.20.    “Preliminary Approval Order” means the order, substantially in the form attached hereto as Exhibit B, preliminarily approving the Settlement and the form and manner of Notice to be provided to Current Compass Stockholders, and setting a date for the Settlement Hearing (defined in ¶ 1.29).
1.21.    “Reforms” means the Board’s adoption or agreement to adopt certain changes to its corporate governance practices, policies and procedures, internal controls and Board composition, as set forth in Exhibit A hereto and Section II(B) infra.
1.22.    “Related Persons” means each Parties’ past or present directors, officers, employees, partners, members, principals, agents, attorneys, Insurers, legal representatives, predecessors, successors, parents, subsidiaries, divisions, spouses, heirs, executors, administrators, related or affiliated entities, assignees, and assigns.
1.23.    “Released Claims” collectively means any and all manner of claims of relief, debts, demands, rights or causes of action or liabilities whatsoever (including, but not limited to, any claims for compensatory damages, punitive damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, liability or relief, monetary, injunctive, or otherwise), whether based on federal, state, local, foreign, international, statutory or common law or any other law, rule or regulation, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, pleaded or unpleaded, known or unknown, suspected or unsuspected (including Unknown Claims), arising out of or related to any of the claims that have been or could have been asserted in the Derivative Actions, or in any other forum by the Plaintiffs, the Defendants, or any Current Compass Stockholders derivatively on behalf of Compass, against the Released Persons that arise out of or relate to or in connection with the facts, allegations, transactions, events, matters, occurrences, acts, disclosures, statements, representations, omissions

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or failures to act which were alleged in the Derivative Actions or otherwise based on the same set of operative facts as alleged in the Derivative Actions, and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the prosecution, defense, settlement or resolution of the Derivative Actions against the Released Persons, except for (i) any claims related to the enforcement of the Settlement; (ii) any securities fraud claims by a class member pursuant to the approved plan of allocation in the Securities Class Action; and (iii) any claims by the Individual Defendants or any insured to enforce their rights relating to insurance coverage, indemnification, or under any contract.
1.24.    “Released Persons” means each and all of the Defendants and/or any and all of their Related Persons.
1.25.    “Releases” means the releases set forth in ¶¶ 2.3-2.5 infra.

1.26.    “Relevant Period” means the period between October 31, 2017 and October 21,

2022, inclusive.
1.27.    “Securities Class Action” means Local 295 IBT Employer Group Welfare Fund v.

Compass Minerals International, Inc. et al., 22-cv-2432-EFM-ADM (D. Kan.).

1.28.    “Settlement” means the settlement and compromise of the Derivative Actions as provided for in this Stipulation.
1.29.    “Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness, and reasonableness of the Settlement, and whether the payment of the agreed-to Fee and Expense Amount and the Service Awards (as defined in ¶ 3.1 infra) for Plaintiffs to be drawn therefrom should be approved.
1.30.    “Stein Action” means Stein v. Crutchfield et al., Lead Case No. 23-cv-2038-EFM- ADM (D. Kan.).

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1.31.    “Summary Notice” means the Summary Notice of Proposed Settlement of Derivative Actions, a proposed version of which is submitted to the Court for approval and attached hereto as Exhibit D.
1.32.    “Unknown Claims” means any Released Claim which any Plaintiff, Defendant, or Current Compass Stockholder does not know or suspect to exist in his, her or its favor at the time of the release of the Released Claims, including without limitation claims which, if known by him, her or it, might have affected his, her or its decision to enter into the Settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date, the Parties shall expressly waive and relinquish, and each of the Current Compass Stockholders shall be deemed to have and by operation of the Judgment shall have expressly waived and relinquished to the fullest extent permitted by law, the provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Section 1542 of the California Civil
Code:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
B.    The Settlement
1.    Settlement Consideration
2.1.    Within thirty (30) days of issuance of a final order approving the settlement of the
Derivative Actions by the Court, the Board shall adopt resolutions to ensure the adoption, implementation, and maintenance of the Reforms, which are set forth in Exhibit A attached hereto,

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and which shall remain in effect for no less than eight (8) years.

2.2.    Defendants acknowledge and agree that the Derivative Actions caused the adoption and implementation of the Reforms set forth in Exhibit A. Defendants further acknowledge and agree that these Reforms confer substantial benefits on the Company and Current Compass Stockholders and that the Settlement on the terms set forth herein is in all respects fair, reasonable, and adequate, and serves the best interests of the Company and Current Compass Stockholders.
2.    Releases
2.3.    Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of Compass), Defendants, and Current Compass Stockholders, and their respective Related Persons, shall be deemed to have, and by operation of law and of the Judgment, shall have, to the fullest extent permitted by law, fully, finally, and forever compromised, settled, resolved, waived, released, relinquished, discharged, and dismissed each and every one of the Released Claims against each and every one of the Released Persons and shall be forever barred and enjoined from prosecuting any of the Released Claims against any of the Released Persons.
2.4.    Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, to the fullest extent permitted by law, fully, finally, and forever compromised, settled, resolved, waived, released, relinquished, discharged, and dismissed each and all of the Plaintiffs and Plaintiffs’ Counsel and their respective Related Persons from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Derivative Actions or the Released Claims.
2.5.    Nothing herein shall in any way release, waive, impair, or restrict the rights of any of the Parties to enforce the terms of the Stipulation and/or the Judgment entered pursuant thereto.

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Claims to enforce the terms of this Stipulation are not released.

C.    Plaintiffs’ Counsel’s Fee and Expense Amount and Plaintiffs’ Service Awards

3.1.    Prior to negotiating and agreeing upon the Fee and Expense Amount, the Parties negotiated and agreed upon the Reforms to be adopted as part of the Settlement. The Parties agree that the Settlement confers substantial benefits upon Compass and Current Compass Stockholders, and that Plaintiffs’ Counsel are entitled to reasonable attorneys’ fees and reimbursement of expenses in the amount of $1,400,000, subject to the approval of the Court. The Fee and Expense Amount shall be deposited by the Individual Defendants’ Insurers into an escrow account designated by Plaintiffs’ Counsel within twenty-one (21) business days after the later of: (i) the date of entry by the Court of the Preliminary Approval Order; or (ii) the provision to the Defendants’ Counsel of all information necessary to effectuate a transfer of funds, including, but not limited to, complete mailing instructions or wire instructions, payment address, the bank name and ABA routing number, account name and number, and a signed W-9 reflecting the taxpayer identification number for Plaintiffs’ Counsel, subject to Plaintiffs’ Counsel’s obligations to repay the Insurers the portions of the Fee and Expense Amount allocated to them if, as a result of any order of the Court, appeal and/or further proceedings on remand, or successful collateral attack, the amount of the Fee and Expense Amount is reduced or not approved. The Fee and Expense Amount may be immediately released to Plaintiffs’ Counsel from such escrow account once and to the extent approved by the Court.
3.2.    In the event that the Judgment fails to become Final as defined in paragraph ¶ 1.9, if a collateral attack is successful or the Settlement is otherwise terminated, or to the extent that the Court does not approve Plaintiffs’ Counsel’s application for an award of attorneys’ fees and costs in the full amount of the Fee and Expense Amount, Plaintiffs’ Counsel shall refund the Fee and

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Expense Amount to the extent it is denied or reduced to the Individual Defendants’ Insurers within twenty-one (21) days from receiving notice from Defendants’ Counsel or from a court of appropriate jurisdiction.
3.3.    Plaintiffs’ Counsel may apply to the Court for service awards of up to two thousand dollars ($2,000.00) for each of the two Plaintiffs to be paid from the Fee and Expense Amount in recognition of Plaintiffs’ participation and effort in the prosecution of the Derivative Actions (the “Service Awards”). Defendants shall not object to the application for the Service Awards.
3.4.    Plaintiffs’ Counsel shall allocate the Fee and Expense Amount as agreed among themselves. Defendants shall play no role in the allocation of the Fee and Expense Amount among Plaintiffs’ Counsel.
3.5.    Any order or proceeding (or any portion thereof) relating solely to an award of attorneys’ fees and expenses, or any appeal from any order (or any portion thereof) relating thereto or reversal or modification thereof, shall have no effect on the Settlement and shall not operate to terminate or cancel this Stipulation or to affect or delay the finality of the Order and Final Judgment approving this Stipulation. Except as provided in the Stipulation, Defendants shall bear no other expenses, costs, damages or fees incurred by the Plaintiffs, Plaintiffs’ Counsel, or any of their attorneys, experts, advisers, agents or representatives. Defendants and Defendants’ Counsel shall have no responsibility for or liability with respect to the allocation among any counsel for any Plaintiffs of the Fee and Expense Amount as approved by the Court, and Defendants take no position with respect to such matters. The Fee and Expense Amount represents the entirety of Defendants’ financial obligations under this Stipulation and in connection with this Settlement.
D.    Procedure for Settlement Approval and Notice

4.1.    No later than seven (7) days after execution of the Stipulation, Plaintiffs shall

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submit the Stipulation and its Exhibits to the Court and move for the Court to enter the Preliminary Approval Order substantially in the form of Exhibit B hereto: (a) preliminarily approving the Settlement; (b) approving the form and manner of Notice of the Settlement (as set forth in ¶ 4.2 infra); (c) setting a date and time for the Settlement Hearing, as well as deadlines for the submission of papers in support of Settlement and for objections to the Settlement; and (d) enjoining all other Compass stockholders from commencing, instituting, or prosecuting any of the claims asserted in the Derivative Actions.
4.2.    Within ten (10) business days after the entry of the Preliminary Approval Order, Compass shall make reasonable efforts to (i) post the copy of Long Form Notice and the Stipulation (and exhibits thereto) on the Investor Relations page of Compass’ website and maintain the documents there through the date of the Settlement Hearing; (ii) issue a press release with the Summary Notice on GlobeNewswire with a link to the Company’s Investor Relations webpage where the Long Form Notice and Stipulation (and exhibits thereto) will be available; and (iii) file with the SEC the Long Form Notice and Stipulation (and exhibits thereto) as exhibits to a Form 8-
K. The Long Form Notice and the Summary Notice shall contain a link to the Company’s Investor Relations webpage where the Long Form Notice and Stipulation (and exhibits thereto) will be available.
4.3.    Compass shall be solely responsible for all costs and expenses related to disseminating the Notice (“Notice Costs”) regardless of whether the Court declines to approve the Settlement or the Effective Date otherwise fails to occur.
4.4.    The Parties submit that the content in the proposed Summary Notice (Ex. C) and Long Form Notice (Ex. D) and the manner of disseminating the Notice as set forth herein, constitutes adequate and reasonable notice to Current Compass Stockholders pursuant to

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applicable law and due process.

4.5.    No later than twenty-one (21) days before the Settlement Hearing, Defendants’ Counsel shall serve on Plaintiffs’ counsel in the Derivative Actions and file with the Court an appropriate declaration confirming compliance with the form of the Notice and dissemination of the Notice as approved by the Court.
4.6.    Plaintiffs’ Counsel will request that, at least forty-five (45) days after Notice is provided, the Court hold the Settlement Hearing and approve the Settlement of the Derivative Actions as set forth herein and enter a Final Judgment substantially in the form attached hereto as Exhibit E: (a) approving the terms of the Settlement as fair, reasonable, and adequate, including the payment of Fee and Expense Amount in the amount agreed to by the Parties to Plaintiffs’ Counsel and Service Awards for the Plaintiffs to be drawn therefrom; and (b) dismissing with prejudice all Released Claims against any of the Released Persons.
4.7.    Pending the Court’s determination as to final approval of the Settlement, Plaintiffs and Current Compass Stockholders are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any of the Released Persons. The Parties request that the current proceedings in the Derivative Actions, including any deadlines or filing requirements, except to consummate the Settlement, be suspended.
E.    Conditions of Settlement and Effect of Disapproval, Cancellation, or Termination
5.1.    The Settlement shall not become effective until the first date upon which all of the following conditions have been satisfied, unless one or more of the conditions is expressly waived in writing by counsel for each of the Parties:
A.    Court approval of the content of the Notice and method of providing Notice, and

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the subsequent dissemination of the Notice;

B.    Court entry of the Judgment, in all material respects in the form set forth in Exhibit E annexed hereto, approving the Settlement and dismissing the Derivative Actions with prejudice, without awarding costs to any party, except as provided herein;
C.    The Judgment referred to above shall have become Final; and

D.    The payment of the Fee and Expense Amount to the escrow account designated by Plaintiffs’ Counsel.
5.2.    If any of the conditions specified in ¶ 5.1 are not met, then the Stipulation shall be canceled and terminated, unless counsel for the Parties mutually agree in writing to proceed with the Stipulation.
5.3.    If for any reason the Effective Date of this Stipulation does not occur, or if this Stipulation is in any way canceled, terminated or fails to become Final in accordance with its terms: (a) all Parties shall be restored to their respective positions in the Derivative Actions as of the date of this Stipulation; (b) all releases delivered in connection with this Stipulation shall be null and void, except as otherwise provided for in this Stipulation; (c) the Fee and Expense Amount paid to Plaintiffs’ Counsel shall be refunded and returned to the Individual Defendants’ Insurers within twenty-one (21) days; and (d) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Parties, shall not be deemed or construed to be an admission by a Party of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Derivative Actions, or in any other action or proceeding. In such event, the terms and provisions of this Stipulation shall have no further force and effect with respect to the Parties and shall not be used in the Derivative Actions or in any other proceeding for any purpose. For avoidance of doubt, no order of the Court

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or modification or reversal on appeal of any order of the Court concerning the Fee and Expense Amount shall operate to terminate or cancel this Stipulation or constitute grounds for cancellation or termination of the Stipulation.
F.    No Admission of Liability

6.1. It is expressly understood and agreed that neither the Settlement nor any act or omission in connection therewith is intended or shall be deemed or argued to be evidence of or to constitute an admission or concession by: (a) the Defendants as to (i) the truth of any fact alleged by the Plaintiffs, (ii) the validity of any claims or other issues raised, or which might be or might have been raised, in the Derivative Actions or in any other litigation, (iii) the deficiency of any defense that has been or could have been asserted in the Derivative Actions or in any litigation, or
(iv) any wrongdoing, fault, negligence, or liability of any kind by any of them, which each of them expressly denies; or (b) the Plaintiffs that any of their claims are without merit, that any of the Defendants or Released Persons had meritorious defenses, or that damages or other relief recoverable in the Derivative Actions would not have exceeded the terms of the Settlement.
G.    Miscellaneous Provisions

7.1.    This Stipulation shall be deemed to have been prepared by the Parties hereto and shall not be construed against any of them by reason of authorship.
7.2.    The Parties agree that in the event of any cancellation or termination of this Stipulation, all of the Parties’ rights and remedies at law, equity, or otherwise, are expressly reserved.
7.3.    The Parties: (a) acknowledge that it is their intent to consummate this Settlement as set forth in this Stipulation; and (b) agree to act in good faith and to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and

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to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation. In the event that any dispute arises between the Parties regarding such efforts, they shall attempt to resolve the dispute in good faith.
7.4.    In the event that any part of the Settlement is found to be unlawful, void, unconscionable, or against public policy by a court of competent jurisdiction, the remaining terms and conditions of the Settlement shall remain intact.
7.5.    The Parties intend this settlement to be a final and complete resolution of all disputes between them with respect to the Derivative Actions and any and all claims released herein. The Settlement compromises all claims that were or are contested and shall not be deemed an admission by any of the Parties as to the merits of any claim, allegation or defense. The Parties further agree that the Settlement was negotiated in good faith by the Parties, and the claims are being settled voluntarily after consultation with competent legal counsel. The Parties will jointly request that the Judgment contain a finding that during the course of the litigation, the Parties and their respective counsel at all times complied with the applicable requirements of good faith litigation and that no action, allegation, position taken, or filing was undertaken or made in bad faith or in violation of Rule 11 of the Federal Rules of Civil Procedure or any other comparable provision of state law.
7.6.    This Stipulation shall not be deemed to prejudice any of the positions of any of the
Parties.
7.7.    Neither the Stipulation nor the Settlement, nor any of its terms or provisions, nor entry of the Judgment, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Parties or any other Person as a presumption, a concession or

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an admission of, or evidence of, jurisdiction over, fault, negligence, wrongdoing or liability of the Defendants or of the validity of any Released Claims; or (b) is intended by the Parties to be offered or received as evidence or used by any other Person in any other actions or proceedings, whether civil, criminal or administrative.
7.8.    The Released Persons may file the Stipulation and/or the Judgment in any action that has or may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.
7.9.    All agreements made and orders entered during the course of the Derivative Actions relating to the confidentiality of information shall survive this Stipulation. Within sixty (60) days of the Judgment, pursuant to Section 10(b) of the Protective Order entered by the Court on June 3, 2024, each Party shall make reasonable efforts to identify and destroy or return all documents produced to such Party in the Derivative Actions designated as containing Confidential Information, consistent with each Party’s auditor and regulatory record keeping obligations.
7.10.    Nothing in the Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, attorney-client privilege, joint defense privilege, or work product protection.
7.11.    Whether or not this Stipulation or the Settlement is approved, the Parties and their counsel shall use their best efforts to keep all negotiations, discussions, acts performed, agreements, drafts, documents signed, and proceedings had in connection with this Stipulation confidential. Notwithstanding the foregoing, the Parties agree that this Stipulation may be filed publicly as part of any motion for preliminary or final approval of the Settlement.

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7.12.    The Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any Exhibit hereto, the terms of this Stipulation shall prevail.
7.13.    The Stipulation, along with its Exhibits, may be amended or modified only by a written instrument signed by or on behalf of all Parties or their respective successors-in-interest. This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Parties as to the subject matter hereof and supersede any prior or contemporaneous written or oral agreements or understandings between the Parties. No representations, warranties or inducements have been made to any Party concerning the Stipulation or any of its Exhibits other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein and subject to applicable indemnities and policies of insurance, each of the Parties shall bear their own fees and costs. Nothing in this Stipulation is intended to alter in any way any of the Individual Defendants’ indemnification rights arising under law or by contract with the Company or affect any agreement between any Individual Defendant and the Company.
7.14.    Plaintiffs’ Counsel, derivatively on behalf of Compass, are expressly authorized by the Plaintiffs to take all appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms and also are expressly authorized by the Plaintiffs to enter into any modifications or amendments to the Stipulation which they deem appropriate on behalf of the Plaintiffs.
7.15.    Each counsel or other Person executing the Stipulation, its Exhibits, or any related Settlement document on behalf of a Party hereby warrants that such Person has the full authority to do so on behalf of that Party, and that they have the authority to take appropriate action required

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or permitted to be taken pursuant to the Stipulation to effectuate its terms, without requiring additional consent, approval, or authorization of any other Person, board, entity, tribunal, or other regulatory or governmental authority.
7.16.    The Stipulation may be executed in one or more counterparts with the same effect as if all Parties had executed the same document. All executed counterparts shall be construed together and shall constitute one instrument. A complete set of executed counterparts, either originally executed or copies thereof, shall be filed with the Court. A facsimile or electronic (e.g., PDF format) copy of this Settlement as executed shall be deemed an original.
7.17.    The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties and the Released Persons.
7.18.    Unless otherwise provided, the Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation without further order of the Court.
7.19.    The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Parties submit to the jurisdiction of the Court solely for purposes of implementing and enforcing the Settlement embodied in the Stipulation and Judgment, and for matters or disputes arising out of or relating to the Settlement.
7.20.    No representations, warranties, or inducements have been made to any of the Parties concerning this Stipulation or its Exhibits other than the representations, warranties, and covenants contained and memorialized in such documents.
7.21.    The construction and interpretation of this Stipulation shall be governed by and construed in accordance with the laws of the State of Delaware and without regard to the laws that might otherwise govern under principles of conflicts of law applicable hereto.
7.22.    Counsel for the Parties agree to cooperate fully with one another in seeking Court

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approval of the Settlement, as embodied in this Stipulation, and to use best efforts to promptly agree upon and execute all such other documentation as may be reasonably required to obtain final approval by the Court of the Settlement.
7.23.    In the event any proceedings by or on behalf of Compass, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including an act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Parties agree to use their reasonable best efforts to obtain all necessary orders, consents, releases, and approvals for effectuation of this Stipulation in a timely and expeditious manner. In the event of any Bankruptcy Proceedings by or on behalf of Compass, the Parties agree that all dates and deadlines set forth herein will be extended for such periods of time as are necessary to obtain necessary orders, consents, releases and approvals from the bankruptcy court to carry out the terms and conditions of the Stipulation.
7.24.    Any planned, proposed, or actual sale, merger, or change-in-control of Compass shall not void this Stipulation. The Stipulation shall run to the Parties’ respective successors-in- interest. In the event of a planned, proposed, or actual sale, merger, or change-in-control of Compass, the Parties shall continue to seek court approval of the Settlement expeditiously, including without limitation the Settlement terms reflected in this Stipulation and the Fee and Expense Amount.
7.25.    Neither the Settlement nor any of its terms is intended to or shall be construed as an admission or evidence of any violation of any law or admission as to the truth of any allegation.
7.26.    The following exhibits are annexed hereto and incorporated herein by reference:
(a)    Exhibit A: Reforms;

(b)    Exhibit B: Preliminary Approval Order;

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(c)    Exhibit C: Long Form Notice;

(d)    Exhibit D: Summary Notice; and

(e)    Exhibit E: Order and Final Judgment.

IN WITNESS WHEREOF, IT IS HEREBY AGREED by the undersigned as of the date noted above.
[signature pages to follow]

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Dated: July 14, 2025    RIGRODSKY LAW, P.A.

/s/ Seth D. Rigrodsky
Seth D. Rigrodsky
Herbert W. Mondros (pro hac vice) 300 Delaware Avenue, Suite 210
Wilmington, DE 19801 Email: sdr@rl-legal.com Email: hwm@rl-legal.com

RIGRODSKY LAW, P.A.
Vincent A. Licata
825 East Gate Boulevard, Suite 300 Garden City, NY 11530
Email: vl@rl-legal.com

LAW OFFICE OF E. WAYNE TAFF
E.    Wayne Taff (Bar No. 70588) 3401 N Perrin Road Independence, MO 64058
Telephone: (816) 786-5083
Facsimile: (877) 518-1942 Email: ewt@tafflawfirm.com
Counsel for Plaintiff Shiva Stein

THE BROWN LAW FIRM, P.C.

/s/ Timothy Brown
Timothy Brown (pro hac vice) 767 Third Avenue, Suite 2501 New York, NY 10017 Telephone: (516) 922-5427
Facsimile: (516) 344-6204
Email: tbrown@thebrownlawfirm.net
WALTERS, RENWICK, RICHARDS & VAUGHAN, P.C.
Karen W. Renwick, D. Kan #12095
R. Frederick Walters, Ks. Dist. #70561 1100 Main Street, Suite 2500
Kansas City, MO 64105 Telephone: (816) 421 -6620
Facsimile: (816) 421-4747 Email: krenwick@wrrvlaw.com

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Email: fwalters@wrrvlaw.com
Counsel for Plaintiff Fabrizio Morelli

CLEARY GOTTLIEB STEEN & HAMILTON LLP

/s/ Victor L. Hou
Victor L. Hou (pro hac vice) Rishi Zutshi (pro hac vice) One Liberty Plaza
New York, NY 10006 Telephone: (212) 225-2000
Facsimile: (212) 225-3999 Email: vhou@cgsh.com Email: rzutshi@cgsh.com

HUSCH BLACKWELL LLP
Catherine L. Hanaway (pro hac vice) 190 Carondelet Plaza, Suite 600
St. Louis, MO 63105 Telephone: (314) 480-1500
Facsimile: (314) 480-1505 Email:
Catherine.hanaway@huschblackwell.com
HUSCH BLACKWELL LLP
Sara A. Fevurly (Bar No. 27537) 4801 Main Street, Suite 1000 Kansas City, MO 64112 Telephone: (816) 983-8000
Facsimile: (816) 983-8080
Email: Sara.fevurly@huschblackwell.com

Counsel for Defendants

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EXHIBIT A

PRIVILEGED AND CONFIDENTIAL FOR SETTLEMENT PURPOSES ONLY
SUBJECT TO FEDERAL RULE OF EVIDENCE 408

Stein v. Crutchfield et al., Case No. 2:23-cv-02038-EFM-ADM (D. Kan.)
Morelli v. Malecha, et al., Case No. 24-2495-EFM-ADM (D. Kan.)
CORPORATE GOVERNANCE TERM SHEET
Within thirty (30) days of issuance of a final order approving settlement (“Final Approval”)
of the above captioned stockholder derivative actions (the “Actions”), brought on behalf of nominal defendant Compass Minerals International, Inc. (“Compass” or the “Company”) by the United States District Court for the District of Kansas (the “Court”), Compass’ board of directors (the “Board”) shall adopt resolutions to amend committee charters, or amend corporate governance documents, needed to ensure the adoption, implementation, and maintenance of the following corporate governance reforms (“Reforms”), which shall remain in effect for no less than eight (8) years. Compass and the defendants named in the Actions acknowledge and agree that the Actions caused the adoption and implementation of the Reforms and that the Reforms confer substantial benefits upon Compass and its current stockholders.
1.    AUDIT COMMITTEE
Compass shall amend its Audit Committee Charter (the “Audit Charter”), which shall be posted on the Company’s website, to provide that:
(a)    The Audit Committee shall meet not less than six (6) times per year.
(b)    The Audit Committee shall be responsible for overseeing (i) the Company’s disclosure controls and procedures;
(c)    The Audit Committee shall review the findings of any examinations of the Company or its operations as conducted by any state, federal, or other agency;
(d)    The Audit Committee shall be responsible for (i) accepting and approving compliance-related policies and procedures; (ii) providing regulatory guidance to the Board; and (iii) monitoring key areas of compliance and relevant trends, and identifying, assessing, and managing risk exposures of the Company;
(e)    The Audit Committee shall conduct an annual review of the effectiveness of Compass’ ethics and risk programs, including internal controls over legal and regulatory compliance and implement changes to Compass’ policies and internal controls as necessary.
(f)    The Audit Committee shall conduct an annual review of the effectiveness of the Company’s internal controls over its aforesaid compliance, with the assistance of the

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Company’s legal department, and shall implement changes to the Company’s policies and internal controls as necessary;
2.    RISK MANAGEMENT FRAMEWORK AND DISCLOSURES
Executive management shall assist the Board in overseeing, managing, and making assessments concerning compliance issues and risks associated with (i) the Company’s mining activities and sites, including potential or actual contaminations at mining sites; (ii) material Company investments, including mining technology investments; (iii) costs, cost increases, and potential and actual cost savings; and (iv) production capacity, levels, and trends.
The full Board shall receive and review quarterly reports from management concerning:
(i) material issues at the Company’s mines, material Company investments, production capacity, costs (including increased costs) and cost savings, production levels, production constraints, and production trends; (ii) material changes to the Company’s business, strategy, investments, costs, and production capacity; (iii) the risks and benefits assessment for any planned material changes; and (iv) the actual impact of any material changes to the Company’s business and/or its business strategy.
The reports shall make assessments and recommendations concerning compliance issues and risks associated with (i) the Company’s mining activities and sites, including potential or actual contaminations at mining sites; (ii) material Company investments, including mining technology investments; (iii) costs, cost increases, and potential and actual cost savings; (iv) production capacity, levels, and trends; and (v) related disclosures. The reports shall inform executive leadership and the Board of identified actual or potential accounting issues and risks.
The Company will provide a more detailed description of the enterprise risk management process and personnel involved in its proxy statements.
3.    DISCLOSURE COMMITTEE
The Company shall adopt a formal amended and restated charter for the Disclosure Committee, which is attached hereto as Exhibit A, and shall post the Disclosure Committee Charter on its website.
4.    CHIEF ACCOUNTING OFFICER
The Company shall appoint a Chief Accounting Officer (“CAO”) and adopt a formal job description that includes the following:
(a)    The CAO shall assume primary responsibility in conjunction with the Company’s legal department for oversight of the Company’s accounting and financial reporting processes and its compliance with GAAP;
(b)    The CAO will assist the Audit Committee and the Board in fulfilling their oversight duties with respect to the Company’s internal controls over financial reporting;
(c)    The CAO’s responsibilities shall include:

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i.    Overseeing the Company’s accounting functions and internal controls over financial reporting and ensuring the integrity of the Company’s financial statements;
ii.    Ensuring timely and accurate closing of books each financial period and overseeing the preparation of accurate and timely financial statements;
iii.    Reviewing and evaluating any proposed disclosures by the Company that include financial metrics to ensure that such metrics and proposed disclosures conform to GAAP and other applicable regulations;
iv.    Coordinating with legal and other departments within the Company to ensure compliance with applicable accounting and financial rules and regulations, including the Sarbanes-Oxley Act and Securities Exchange Commission reporting requirements;
v.    Advising the Audit Committee in its oversight of the Company’s disclosure controls and internal controls over financial reporting;
vi.    Reporting promptly to the Board and Disclosure Committee (directly or through their Chairpersons) any potential or actual issues concerning the status of material accounting issues or risks;
vii.    Reporting to the Audit Committee any material communications from regulators or whistleblowers regarding the Company’s compliance with best standards and practices connected with the material accounting issues or risks; and
viii.    Serving on the Disclosure Committee and reporting material accounting issues and risks to the Committee as necessary.
5.    CLAWBACK POLICY
The Board shall establish a compensation clawback policy where the Board may seek reimbursement of any portion of incentive compensation in connection with an executive officer’s fraudulent or illegal misconduct (each, “Misconduct”) (the “Clawback Policy”). A copy of the formal Clawback Policy shall be published on the Company’s website.
In the event of Misconduct, the Board may seek recovery of any incentive or bonus compensation even if the Misconduct did not result in an award or payment greater than would have been awarded or paid absent the Misconduct. In determining whether to seek recovery and the amount, if any, by which the payment or award should be reduced, the Board may consider, among other things, the seriousness of the Misconduct, whether the executive officer was unjustly enriched, whether seeking the recovery would prejudice the Company’s interests in any way, including in a proceeding or investigation, and any other factors it deems relevant to the determination.

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6.    DIRECTOR EDUCATION
Compass will reimburse non-employee directors for the reasonable cost of attending director education programs (including tuition, travel, lodging and related expenses). If the Company-reimbursed costs of the director education program exceeds $15,000 per fiscal year (or
$20,000 per fiscal year, in the case of a non-employee director who has served on the Company’s board for less than one year), then approval of the Non-Executive Chairman of the Board is required. Directors must provide the Company with documentation evidencing any costs incurred for attending director education programs prior to reimbursement.

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EXHIBIT A

COMPASS MINERALS INTERNATIONAL, INC. DISCLOSURE COMMITTEE CHARTER

The Disclosure Committee (the “Committee”) is a management-level disclosure committee at Compass Minerals International, Inc. (“CMI,” or the “Company”). The primary function of the Committee is to ensure that all public disclosures made by the Company, including those in its U.S. Securities and Exchange Commission (“SEC”) filings: (i) be accurate, complete, and timely; (ii) fairly present the Company’s financial condition, results of operations, prospects and technical capabilities in all material respects; and (iii) meet any other applicable laws and stock exchange requirements.
MEMBERSHIP AND MEETINGS
The Disclosure Committee shall include the Company’s Chief Financial Officer (“CFO”), Chief Accounting Officer (“CAO”), heads of its legal and investor relations functions and any other members appointed by the CFO or the Chief Executive Officer (“CEO). The Chairperson of the Committee shall be the CFO. The Disclosure Committee shall hold regular meetings at least prior to each annual and quarterly filing required by the Exchange Act and ad hoc meetings from time to time as directed by the Disclosure Committee Chairperson.

DUTIES AND RESPONSIBILITIES

1.    The Committee shall establish and maintain Disclosure Controls Policies and Procedures (“Disclosure Controls”) designed to ensure that information required to be disclosed by the Company in its filings with the SEC and other information that the Company discloses is recorded, processed, summarized, and reported accurately and timely, including policies and procedures for evaluating periodic and ad hoc disclosures, as well as procedures and policies for periodically assessing the effectiveness of the Company’s Disclosure Controls. The Disclosure Committee shall evaluate the integrity and effectiveness of, and shall report to the Audit Committee about, the Disclosure Controls as of the end of the period covered by each Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed by the Company with the SEC (collectively, the “SEC Periodic Reports”).

2.    The Committee shall review the Company’s SEC Periodic Reports and Current Reports on Form 8-K, proxy statement, material registration statements, and any other information filed with the SEC, as appropriate (collectively, the “Disclosure Statements”) and ensure that appropriate information is properly included in the Disclosure Statements.

3.    The Committee shall review the Company’s SEC Periodic Reports and other public filings with the SEC, including, but not limited to, Disclosure Statements, prior to filing, for accuracy and completeness. In conducting such review, the Disclosure Committee may

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coordinate with other Company senior officers, independent accountants, internal auditors, outside legal counsel, and Audit Committee, as necessary.

4.    The Committee shall make quarterly reports to the Audit Committee summarizing the Committee’s meetings, including the principal subjects discussed and the conclusions and actions of the Committee.

5.    The Committee shall review all publicly disseminated statements about CMI issued by the Company’s officers, employees or directors, including, but not limited to, statements made during earnings calls, in press releases, or in investor presentations, for accuracy and completeness.

6.    The Committee shall maintain written minutes of its meetings, and cause such minutes and copies of written consents to be filed with the minutes of the meetings of the Board. The minutes of the Committee will be made available to the other members of the Board.

7.    In order to execute its responsibilities, the Committee shall have full access to all Company books, records, facilities, and employees, including independent outside auditors.

2

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Exhibit B

UNITED STATES DISTRICT COURT DISTRICT OF KANSAS

SHIVA STEIN, Derivatively on Behalf of COMPASS MINERALS INTERNATIONAL, INC.,

Plaintiff,

vs.

KEVIN S. CRUTCHFIELD, RICHARD P. DEALY, EDWARD C. DOWLING, JR., ERIC FORD, GARETH JOYCE, MELISSA M. MILLER, JOSEPH E. REECE, LORI A. WALKER, PAUL S. WILLIAMS, AMY J. YODER, FRANCIS J. MALECHA, JAMES D. STANDEN, and ANTHONY J. SEPICH,

Defendants,

and

COMPASS MINERALS INTERNATIONAL, INC.,

Nominal Defendant.
Lead Case No. 23-cv-2038-EFM-ADM (Consolidated with Morelli v. Malecha, Case No. 24-cv-2495-EFM-ADM)
[Caption continued on following page]

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FABRIZIO MORELLI, Derivatively on Behalf of COMPASS MINERALS INTERNATIONAL, INC.,

Plaintiff,

vs.

FRANCIS J. MALECHA, JAMES D. STANDEN, ANTHONY J. SEPICH, KEVIN S. CRUTCHFIELD, RICHARD P. DEALY, EDWARD C. DOWLING, JR., ERIC FORD, GARETH JOYCE, MELISSA M. MILLER, JOSEPH E. REECE, LORI A. WALKER, PAUL S. WILLIAMS, AMY J. YODER, VALDEMAR L. FISCHER, RICHARD S. GRANT, DAVID J. D’ANTONI, and ALLAN R. ROTHWELL,

Defendants,

and

COMPASS MINERALS INTERNATIONAL, INC.,

Nominal Defendant.
Case No. 24-2495-EFM-ADM

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE

WHEREAS, a Stipulation and Agreement of Settlement (the “Stipulation”) was made and entered into as of July 14, 2025, by and among: (i) plaintiffs Shiva Stein (“Plaintiff Stein”) and Fabrizio Morelli (“Plaintiff Morelli”) (collectively, the “Plaintiffs”), in the above-captioned shareholder derivative actions (the “Derivative Actions”),1 brought derivatively on behalf of Compass Minerals International, Inc. (“Compass” or the “Company”); (ii) nominal defendant Compass; and (iii) individual defendants Kevin S. Crutchfield, Richard P. Dealy, Edward C.

1 The Derivative Actions were consolidated “for the purposes of the discovery phase of the actions” and the action captioned Stein v. Crutchfield et al., Case No. 23-cv-2038-EFM-ADM (the “Stein Action”) was designated as the lead case. Stein Action, Doc. 25.

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Dowling, Jr., Eric Ford, Gareth Joyce, Melissa M. Miller, Joseph E. Reece, Lori A. Walker, Paul

S. Williams, Amy J. Yoder, Francis J. Malecha, James D. Standen, Anthony J. Sepich, Valdemar

L. Fischer, Richard S. Grant, David J. D’Antoni, and Allan R. Rothwell (the “Individual Defendants,” and together with Compass, the “Defendants,” and together with Compass and the Plaintiffs, the “Parties”), which sets forth the terms and conditions of the proposed settlement of the Derivative Actions, subject to review and approval by this Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure upon notice to Current Compass Stockholders (as defined in the Stipulation);
NOW, upon application of the Parties to the Derivative Actions, after review and consideration of the Stipulation filed with the Court and the exhibits annexed thereto,
IT IS HEREBY ORDERED this     day of                               , 2025, as follows:

1.    Except for the terms defined herein, the Court adopts and incorporates the definitions in the Stipulation for the purposes of this order.
2.    The Court hereby preliminarily approves the Settlement, as embodied in the Stipulation and exhibits attached thereto, subject to further consideration at the Settlement Hearing (defined herein) to be held as described below.
3.        A hearing (the “Settlement Hearing”) shall be held on                                , 2025, at     a.m./p.m., at the United States District Court for the District of Kansas to, among other things: (a) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate and in the best interests of Compass and all Current Compass Stockholders; (b) determine whether the Court should finally approve the Settlement and enter the Order and Final Judgment, substantially in the form attached as Exhibit E to the Stipulation, dismissing the Derivative Actions with prejudice against the Released

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Persons, and extinguishing and releasing the Released Claims as against the Released Persons; (c) consider whether to approve the payment of Fee and Expense Amount in the amount agreed to by the Parties to Plaintiffs’ Counsel and Service Awards for the Plaintiffs to be drawn therefrom; and (d) consider any other matters that may properly be brought before the Court in connection with the Settlement.
4.    The Settlement Hearing may be adjourned by the Court from time to time without further notice to Current Compass Stockholders other than by announcement at the Settlement Hearing or other adjournment thereof, or a notation on the docket in the Derivative Actions.
5.    The Court reserves the right to approve the Settlement at or after the Settlement Hearing, with such modifications as may be consented to by the Parties, and without further notice to the Current Compass Stockholders. The Court retains jurisdiction over the Derivative Actions to consider further applications arising out of or connected with the proposed Settlement.
6.    The Court approves, as to form and content, the Summary Notice, attached as Exhibit D to the Stipulation, and the Notice of Pendency and Proposed Settlement of Derivative Actions (the “Long Form Notice”) attached as Exhibit C to the Stipulation as (i) the best notice practicable under the circumstances; (ii) notice that is reasonably calculated, under the circumstances, to apprise Current Compass Stockholders of the pendency of the Derivative Actions, the effect of the proposed Settlement (including the Releases to be provided thereunder), Plaintiffs’ Counsel’s Fee and Expense Amount in connection with the Settlement, Current Compass Stockholders’ rights to object to any aspect of the Settlement, and to appear at the Settlement Hearing; (iii) due, adequate, and sufficient notice to all persons and entities entitled to receive notice of the proposed Settlement; and (iv) satisfies the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and due process, and all other applicable law and rules. The date

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and time of the Settlement Hearing shall be included in the Summary Notice and Long Form Notice when they are distributed.
7.    No later than ten (10) business days after the entry of this Preliminary Approval Order (the “Notice Date”), Compass shall make reasonable efforts to: (i) post the Long Form Notice and the Stipulation (and exhibits thereto) on the Investor Relations page of Compass’ website and maintain the documents there until after the Settlement Hearing; (ii) publish the Summary Notice in GlobeNewswire with a link to the Company’s Investor Relations webpage where the Long Form Notice and Stipulation (and exhibits thereto) will be posted and available; and (iii) file with the U.S. Securities and Exchange Commission (the “SEC”) the Long Form Notice and Stipulation (and exhibits thereto) as exhibits to the Current Report on Form 8-K.
8.    Compass shall pay any and all costs and expenses related to providing notice of the proposed Settlement (“Notice Costs”) regardless of whether the Court declines to approve the Settlement or the Effective Date otherwise fails to occur. In no event shall Plaintiffs, any other Compass shareholder, the Defendants, or any of their attorneys (including Plaintiffs’ Counsel) be responsible for any Notice Costs.
9.    No later than twenty-one (21) days before the Settlement Hearing, Defendants’ Counsel shall serve on Plaintiffs’ Counsel in the Derivative Actions and file with the Court an appropriate declaration with respect to dissemination of notice of the Settlement.
10.    As set forth in the Long Form Notice, any Current Compass Stockholder who continues to own shares of Compass common stock through the date of the Settlement Hearing and who objects to the proposed Settlement, the proposed Judgment to be entered in connection with the Settlement, or Plaintiffs’ Counsel’s application for a Fee and Expense Amount, or who otherwise wishes to be heard (“Objector”), may appear in person or by his, her, or its attorney at

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the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no Objector shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon, unless he, she, or it has, no later than fourteen (14) days before the Settlement Hearing (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), filed written objections with the Court and sent by hand or first class mail, postage pre- paid to Plaintiffs’ Counsel and the Clerk of Court at the following addresses:
Plaintiffs’ Counsel
Seth D. Rigrodsky
RIGRODSKY LAW, P.A.
300 Delaware Avenue, Suite 210
Wilmington, DE 19801
Telephone: (302) 295-5310 Email: sdr@rl-legal.com

Timothy Brown
THE BROWN LAW FIRM, P.C.
767 Third Avenue, Suite 2501 New York, NY 10017 Telephone: (516) 922-5427
Email: tbrown@thebrownlawfirm.net

Clerk of Court
United States District Court
District of Kansas (Kansas City) 500 State Avenue, Room 259 Kansas City, KS 66101
Telephone: (917) 735-2200
Email: ksd_clerks_kansascity@ksd.uscourts.gov

11.    Any objections must: (i) state whether the Objector intends to appear at the Settlement Hearing; (ii) provide the Objector’s name, legal address, and telephone number; (iii) provide proof of being a Current Compass Stockholder as of the date of the execution of the Stipulation and representation that the Objector will continue to own Compass stock as of the date of the Settlement Hearing; (iv) the dates the Objector acquired Compass shares and the number of

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shares held; (v) a detailed statement of the Objector’s specific position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made; and
(vi) provide the grounds for each objection or the reason for the Objector’s desire to appear and to be heard. The Parties are authorized to request from any Objector additional information or documentation sufficient to prove his, her, or its holdings of Compass common stock.
12.    Any Person who fails to object in the manner prescribed above shall be deemed to have waived such objection (including the right to appeal), unless the Court in its discretion allows such objection to be heard at the Settlement Hearing, and shall forever be barred from raising such objection in these Derivative Actions or any other action or proceeding or otherwise contesting the Settlement, Plaintiffs’ Counsel’s application for a Fee and Expense Amount, or any other matter related to the Settlement, in the Derivative Actions or any other action or proceeding, and will otherwise be bound by the Judgment to be entered and the releases to be given.
13.    The Plaintiffs shall file and serve a motion for final approval of the Settlement and application for a Fee and Expense Amount on or before forty-five (45) days prior to the date set herein for the Settlement Hearing. If Objectors seek to file objections to the Settlement, they shall do so on or before fourteen (14) days before the Settlement Hearing. Any reply papers in support of the motion for final approval, the Fee and Expense Amount, or in response to any objections, are to be filed with the Court no later than seven (7) days prior to the Settlement Hearing.
14.    If the Settlement is approved by the Court following the Settlement Hearing, the Court shall enter the Judgment substantially in the form attached to the Stipulation as Exhibit E.
15.    In the event that the Settlement is terminated in its entirety pursuant to the terms of Stipulation or the Effective Date otherwise fails to occur for any reason, the Settlement and the Stipulation shall be canceled and terminated; this Order (except as otherwise provided by the

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Stipulation) shall become null and void and be without prejudice to the rights of the Parties and Current Compass Stockholders; and all proceedings in, and parties to, the Derivative Actions shall revert to their status in the Derivative Actions as of the date of the Stipulation.
16.    All discovery and other proceedings in the Derivative Actions (except as may be necessary to carry out the terms and conditions of the proposed Settlement) are hereby stayed and suspended until further order of the Court. Except as provided in the Stipulation, pending final determination of whether the Stipulation should be approved, all parties to the Derivative Actions are hereby enjoined against instituting, commencing, prosecuting, continuing, or in any way participating in, whether directly, representatively, individually, derivatively on behalf of Compass, or in any other capacity, any action or other proceeding asserting any Released Claims against the Released Persons, and all Current Compass Stockholders to the extent they are acting, or purporting to act, derivatively on behalf of Compass, are hereby enjoined against instituting, commencing, prosecuting, continuing, or in any way participating in any action or other proceeding asserting any Released Claims against the Released Persons.
17.    The Court may, for good cause shown, extend any of the deadlines set forth in this Order without further notice to anyone other than the parties to the Derivative Actions and any Objectors.

Dated:
U.S.D.J. / U.S.M.J.

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Exhibit C

UNITED STATES DISTRICT COURT DISTRICT OF KANSAS

SHIVA STEIN, Derivatively on Behalf of COMPASS MINERALS INTERNATIONAL, INC.,

Plaintiff,

vs.

KEVIN S. CRUTCHFIELD, RICHARD P. DEALY, EDWARD C. DOWLING, JR., ERIC FORD, GARETH JOYCE, MELISSA M. MILLER, JOSEPH E. REECE, LORI A. WALKER, PAUL S. WILLIAMS, AMY J. YODER, FRANCIS J. MALECHA, JAMES D. STANDEN, and ANTHONY J. SEPICH,

Defendants,

and

COMPASS MINERALS INTERNATIONAL, INC.,

Nominal Defendant.
Lead Case No. 23-cv-2038-EFM-ADM (Consolidated with Morelli v. Malecha, Case No. 24-cv-2495-EFM-ADM)
[Caption continued on following page]

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FABRIZIO MORELLI, Derivatively on Behalf of COMPASS MINERALS INTERNATIONAL, INC.,

Plaintiff,

vs.

FRANCIS J. MALECHA, JAMES D. STANDEN, ANTHONY J. SEPICH, KEVIN S. CRUTCHFIELD, RICHARD P. DEALY, EDWARD C. DOWLING, JR., ERIC FORD, GARETH JOYCE, MELISSA M. MILLER, JOSEPH E. REECE, LORI A. WALKER, PAUL S. WILLIAMS, AMY J. YODER, VALDEMAR L. FISCHER, RICHARD S. GRANT, DAVID J. D’ANTONI, and ALLAN R. ROTHWELL,

Defendants,

and

COMPASS MINERALS INTERNATIONAL, INC.,

Nominal Defendant.
Case No. 24-2495-EFM-ADM

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS

TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMPASS MINERALS INTERNATIONAL, INC. (“COMPASS” OR THE “COMPANY”) COMMON STOCK AS OF JULY 14, 2025 (THE “RECORD DATE”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND PURSUING THE RELEASED CLAIMS.
IF YOU HOLD COMPASS COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

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THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE DERIVATIVE ACTIONS. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.
THE DERIVATIVE ACTIONS ARE NOT “CLASS ACTIONS.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR MONETARY PAYMENT.
THERE IS NO PROOF OF CLAIM FOR SHAREHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT, AND, IF YOU DO NOT OBJECT TO THE PROPOSED SETTLEMENT DESCRIBED IN THIS NOTICE, YOU ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE.
Notice is hereby provided to you of the proposed Settlement1 of the above-captioned derivative actions (the “Derivative Actions”). This Notice is provided by order of the United States District Court for the District of Kansas (the “Court”). It is not an expression of any opinion by the Court. It is to notify current shareholders of the terms of the proposed Settlement of the Derivative Actions.
I.    WHY THIS NOTICE HAS BEEN POSTED AND FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION
This notice (the “Notice”) is intended to notify Compass shareholders of the proposed Settlement of the above-captioned derivative actions styled Stein v. Crutchfield et al., Case No. 23-cv-2038-EFM-ADM (D. Kan.) (the “Stein Action”) and Morelli v. Malecha et al., Case No. 24-cv-2495-EFM-ADM (D. Kan.) (the “Morelli Action”) (collectively, the “Derivative Actions”).2 The following parties, through their respective counsel, have agreed upon terms to

1 The capitalized terms used in this Notice not otherwise defined herein are defined in the Stipulation and Agreement of Settlement (“Stipulation”) (dated July 14, 2025).
2 The Stein Action and the Morelli Action were consolidated “for the purposes of the discovery phase of the actions,” and the Stein Action was designated as the lead case. Stein Action, Doc. 25.

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settle the Derivative Actions and have signed the written Stipulation setting forth the terms of the Settlement: (i) plaintiffs Shiva Stein (“Plaintiff Stein”) and Fabrizio Morelli (“Plaintiff Morelli”) (collectively, the “Plaintiffs”), in the Derivative Actions, brought derivatively on behalf of Compass; (ii) nominal defendant Compass; and (iii) individual defendants Kevin S. Crutchfield, Richard P. Dealy, Edward C. Dowling, Jr., Eric Ford, Gareth Joyce, Melissa M. Miller, Joseph E. Reece, Lori A. Walker, Paul S. Williams, Amy J. Yoder, Francis J. Malecha, James D. Standen, Anthony J. Sepich, Valdemar L. Fischer, Richard S. Grant, David J. D’Antoni, and Allan R. Rothwell (the “Individual Defendants,” and together with Compass, the “Defendants,” and together with Compass and the Plaintiffs, the “Parties”). Subject to the approval of the Court and the terms and conditions expressly provided therein, the Stipulation is intended by the Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims.
On October 14, 2025, the Court will hold a hearing (the “Settlement Hearing”). The purpose of the Settlement Hearing is to determine: (i) whether the Settlement of the Derivative Actions on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to Compass and Current Compass Stockholders, and should be finally approved by the Court; (ii) whether a Judgment as provided in, and attached as Exhibit E to the Stipulation should be entered; (iii) whether to approve the agreed to Fee and Expense Amount; and (iv) such other matters as may be necessary or proper in the circumstances.
II.    SUMMARY OF THE LITIGATION

A.    Background

Compass mines and produces essential minerals, such as salt products for roadway de-icing and specialty plant nutrition minerals. The Company’s products have numerous applications across the consumer, industrial, and agricultural industries.

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The Derivative Actions allege that from October 31, 2017 until October 21, 2022, inclusive (the “Relevant Period”), the Individual Defendants—current or former Company officers and/or members of the Company’s Board of Directors (the “Board”)—breached their fiduciary duties to the Company and its shareholders and committed other alleged misconduct by failing to conduct adequate oversight and by intentionally or recklessly making or allowing others to make false and misleading statements concerning (a) the costs associated with the Company’s new continuous mining and continuous haulage (“CMCH”) system; (b) the Company’s ability to produce targeted levels of salt with the new CMCH system; (c) the salt production capacity at the Company’s rock salt mine in Goderich, Ontario; (d) the cost savings attributed to the new CMCH system; (e) the Company’s financial results; and (f) the adequacy of the Company’s internal controls.
The Derivative Actions allege that, as a result of the foregoing, the Company’s stock price declined substantially, precipitating the filing, and subsequent settlement, of charges by the U.S. Securities and Exchange Commission (“SEC”) against Compass and of a related federal securities class action lawsuit captioned Local 295 IBT Employer Group Welfare Fund v. Compass Minerals International, Inc. et al., Case No. 2:22-cv-02432-EFM-ADM (D. Kan.) by a class of Compass investors against the Company and certain of its officers (the “Securities Class Action”).
B.    Procedural History

On February 1, 2023, Plaintiff Stein filed a verified shareholder derivative complaint on behalf of Compass in the Court in the Stein Action, alleging causes of action for breach of fiduciary duties, aiding and abetting breach of fiduciary duties, unjust enrichment, waste of corporate assets, and violations of Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 promulgated thereunder against the Individual Defendants.

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On January 9, 2024, pursuant to the parties’ joint motion, the Court entered an order staying the Stein Action until (1) the Securities Class Action was dismissed with prejudice; (2) completion of fact discovery in the Securities Class Action; or (3) the announcement of a settlement by the parties in the Securities Class Action (the “Stay”). During the pendency of the Stay, Defendants agreed to provide Plaintiff Stein with, among other things, written discovery produced in the Securities Class Action, subject to entry of a suitable protective order. Following negotiations, Plaintiff Stein and Defendants agreed to the terms of a Protective Order, which was approved by the Court on June 3, 2024 (the “Protective Order”). Beginning on June 18, 2024, Defendants began making productions of documents to Plaintiffs on a rolling basis, with the most recent productions having occurred on January 24, 2025, and February 12, 2025 (the “Discovery Production Documents”).
On October 30, 2024, Plaintiff Morelli filed a verified shareholder derivative complaint on behalf of Compass in the Court in the Morelli Action alleging causes of action for breach of fiduciary duties, abuse of control, gross mismanagement, waste of corporate assets, and unjust enrichment under Delaware law against the Individual Defendants, and for contribution under Sections 10(b) and 21D of the Exchange Act against Defendants Francis J. Malecha, James D. Standen, and Anthony J. Sepich.
On February 21, 2025, the Parties filed a Joint Motion to Consolidate the Stein Action and the Morelli Action (the “Motion to Consolidate”). On February 28, 2025, the Court granted in part and denied in part the Motion to Consolidate. In its Order, the Court granted consolidation “for the purposes of the discovery phase of the actions” and stated that “[t]he lower-numbered case, Stein, is designated as the lead case. Unless a filing concerns a matter unique to only one of

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the cases, all future non-dispositive filings in the consolidated action are to be made only in the lead case until further order.”
On April 7, 2025, following an extensive review of the Discovery Production Documents, Plaintiffs filed a detailed eighty-four page consolidated amended complaint, which incorporated the Discovery Production Documents.
C.    Settlement Negotiations
The Parties, by and through their undersigned attorneys, engaged in months of good faith, arm’s-length discussions and negotiations with regard to the possible settlement of the Derivative Actions. On November 19, 2024, in conjunction with the Securities Class Action, the Parties participated in the mediation process with David M. Murphy, Esq. of Phillips ADR Enterprises (the “Mediator”), who has extensive experience mediating complex shareholder disputes similar to the Derivative Actions. In advance of the mediation, Plaintiffs provided Defendants with a detailed settlement demand, which contained substantial proposed corporate governance reforms aimed at strengthening the Company’s internal controls and corporate governance practices to prevent recurrence of the alleged damage to the Company at issue in the Derivative Actions. That mediation did not result in a settlement of the Derivative Actions.
Following the first mediation, the Parties continued engaging in good faith settlement negotiations of the Derivative Actions. On May 27, 2025, counsel for the Parties participated in a second full-day, private mediation with the Mediator. After extensive arm’s-length negotiations conducted with the Mediator’s assistance during the second mediation, the Parties agreed to the consideration for the Settlement. Specifically, the Company and the Board agreed to adopt the corporate governance reforms (the “Reforms”), attached to the Stipulation as Exhibit A, no later than thirty (30) days following the entry of the final Order by the Court approving the settlement.

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After reaching agreement on the principal terms of the Settlement, the Parties commenced negotiations during the second mediation regarding reasonable attorneys’ fees and expenses to be paid by the Individual Defendants’ Insurers to Plaintiffs’ Counsel, subject to Court approval, in consideration for the substantial benefits conferred upon Compass and Current Compass Stockholders by the Settlement. The Parties did not reach an agreement on the attorneys’ fees and expenses to be paid by the Individual Defendants’ Insurers to Plaintiffs’ Counsel during the mediation, but continued to negotiate and subsequently agreed upon the Fee and Expense Amount (defined herein). The Court will determine whether to approve the Fee and Expense Amount to Plaintiffs’ Counsel and Service Awards for the Plaintiffs to be drawn therefrom detailed in Section IV herein), or some other amount the Court deems appropriate.
III.    TERMS OF THE PROPOSED SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation and exhibits thereto, which have been filed with the Court and are also available for viewing on the Investor Relations page of Compass’ website at https://investors.compassminerals.com/investors-
relations/overview/default.aspx.

Within thirty (30) days of issuance of a final order approving the settlement of the Derivative Actions by the Court, the Board shall adopt resolutions to ensure the adoption, implementation, and maintenance of the Reforms, which are set forth in Exhibit A attached hereto, and which shall remain in effect for no less than eight (8) years.
Defendants acknowledge and agree that the Derivative Actions caused the adoption and implementation of the Reforms set forth in Exhibit A to the Stipulation. Defendants further

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acknowledge and agree that these Reforms confer substantial benefits on the Company and Current Compass Stockholders and that the Settlement on the terms set forth herein is in all respects fair, reasonable, and adequate, and serves the best interests of the Company and Current Compass Stockholders.
IV.    PLAINTIFFS’    COUNSEL’S    FEE    AND    EXPENSE    AMOUNT    AND PLAINTIFFS’ SERVICE AWARDS

Prior to negotiating and agreeing upon the Fee and Expense Amount, the Parties negotiated and agreed upon the Reforms to be adopted as part of the Settlement. The Parties agree that the Settlement confers substantial benefits upon Compass and Current Compass Stockholders, and that Plaintiffs’ Counsel are entitled to reasonable attorneys’ fees and reimbursement of expenses in the amount of $1,400,000 (the “Fee and Expense Amount”), subject to the approval of the Court. The Individual Defendants’ Insurers are responsible for the payment of any Fee and Expense Amount, and the Parties agree that no other person or entity shall have any responsibility to contribute to or pay the Fee and Expense Amount. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Compass stockholders, nor have Plaintiffs’ Counsel been reimbursed for their out-of-pocket expenses. The Fee and Expense Amount will compensate Plaintiffs’ Counsel for the substantial benefits achieved in the Derivative Actions, and the risks of undertaking the prosecution of the Derivative Actions on a contingent basis. Defendants shall play no role in the allocation of the Fee and Expense Amount among Plaintiffs’ Counsel.
Plaintiffs’ Counsel intend to apply to the Court for service awards of up to two thousand dollars ($2,000.00) for each of the two Plaintiffs to be paid from the Fee and Expense Amount in recognition of Plaintiffs’ participation and effort in the prosecution of the Derivative Actions (the “Service Awards.” Defendants shall not object to the application for the Service Awards.
V.    RELEASES

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Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of Compass), Defendants, and Current Compass Stockholders, and their respective Related Persons, shall be deemed to have, and by operation of law and of the Judgment, shall have, to the fullest extent permitted by law, fully, finally, and forever compromised, settled, resolved, waived, released, relinquished, discharged, and dismissed each and every one of the Released Claims against each and every one of the Released Persons and shall be forever barred and enjoined from prosecuting any of the Released Claims against any of the Released Persons.
Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, to the fullest extent permitted by law, fully, finally, and forever compromised, settled, resolved, waived, released, relinquished, discharged, and dismissed each and all of the Plaintiffs and Plaintiffs’ Counsel and their respective Related Persons from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Derivative Actions or the Released Claims.
As defined in the Stipulation, “Released Claims” means any and all manner of claims of relief, debts, demands, rights or causes of action or liabilities whatsoever (including, but not limited to, any claims for compensatory damages, punitive damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, liability or relief, monetary, injunctive, or otherwise), whether based on federal, state, local, foreign, international, statutory or common law or any other law, rule or regulation, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, pleaded or unpleaded, known or unknown, suspected or unsuspected (including Unknown Claims), arising out of or related to any of the claims that have been or could have been asserted in the Derivative Actions, or in any other forum by the Plaintiffs,

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the Defendants, or any Current Compass Stockholders derivatively on behalf of Compass, against the Released Persons that arise out of or relate to or in connection with the facts, allegations, transactions, events, matters, occurrences, acts, disclosures, statements, representations, omissions or failures to act which were alleged in the Derivative Actions or otherwise based on the same set of operative facts as alleged in the Derivative Actions, and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the prosecution, defense, settlement or resolution of the Derivative Actions against the Released Persons, except for (i) any claims related to the enforcement of the Settlement; (ii) any securities fraud claims by a class member pursuant to the approved plan of allocation in the Securities Class Action; and (iii) any claims by the Individual Defendants or any insured to enforce their rights relating to insurance coverage, indemnification, or under any contract.
As defined in the Stipulation, “Unknown Claims” means any Released Claim which any Plaintiff, Defendant, or Current Compass Stockholder does not know or suspect to exist in his, her or its favor at the time of the release of the Released Claims, including without limitation claims which, if known by him, her or it, might have affected his, her or its decision to enter into the Settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date, the Parties shall expressly waive and relinquish, and each of the Current Compass Stockholders shall be deemed to have and by operation of the Judgment shall have expressly waived and relinquished to the fullest extent permitted by law, the provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Section 1542 of the California Civil Code:

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A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

As defined in the Stipulation, “Released Persons” means each and all of the Defendants and/or any and all of their Related Persons.
VI.    REASONS AND BENEFITS OF THE SETTLEMENT
Counsel for the Parties believe that the Settlement is in the best interest of Compass and its shareholders.
A.    Why Did the Plaintiffs Agree to Settle?

Plaintiffs and Plaintiffs’ Counsel brought their claims in good faith and continue to believe that the claims asserted in the Derivative Actions have merit, and Plaintiffs’ entry into the Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Actions. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense, time, and uncertainty inherent in the continued prosecution of their claims in the Derivative Actions through trial(s) and any possible subsequent appeal(s). Plaintiffs and Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel are also mindful of the inherent problems of pleading the futility of a pre-suit litigation demand in a derivative action, and the possible defenses to the claims asserted in the Derivative Actions. Based on their extensive investigation and evaluation set forth in more detail in the Stipulation, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement is in the best interests of Compass and Current Compass Stockholders. Based on Plaintiffs’ Counsel’s

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thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and in the best interests of Compass and Current Compass Stockholders.
B.    Why Did the Defendants Agree to Settle?

Defendants deny any and all of the claims alleged in the Derivative Actions, including any allegations of wrongdoing, fault, negligence, liability, or damage to the Plaintiffs, the Company, or the Company’s stockholders. Defendants assert that, at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Compass and its shareholders and maintain that they have meritorious defenses to all claims alleged in the Derivative Actions. Nonetheless, taking into account the uncertainty and risks inherent in any litigation, especially in complex cases such as the Derivative Actions, Defendants concluded that further litigation of the Derivative Actions could be protracted, burdensome, and expensive, and that it is desirable and beneficial that the claims asserted in, or that could be asserted in, the Derivative Actions be fully and finally settled and terminated in the manner and upon the terms and conditions set forth in the Stipulation.
VII.    SETTLEMENT HEARING
On October 14, 2025, at 1:30 p.m., the Court will hold the Settlement Hearing, either in person at Kansas City courthouse for the United States District Court for the District of Kansas,
500 State Avenue, Room 259, Kansas City, Kansas 66101, or by telephone or videoconference (at the direction of the Court). At the Settlement Hearing, the Court will consider whether the Settlement is fair, reasonable and adequate and thus should be finally approved and whether the Derivative Actions should be dismissed with prejudice pursuant to the Stipulation.

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The Court also will rule upon Plaintiffs’ Counsel’s request for approval of the Fee and Expense Amount to Plaintiffs’ Counsel and Plaintiffs’ Service Awards.
Please note that the date and time of the Settlement Hearing may change without further written notice to Current Compass Stockholders. In order to determine whether the date and time of the Settlement Hearing have changed, it is important that you monitor the Court’s docket and the “Investor Relations” section of Compass’ website, https://investors.compassminerals.com/investors-relations/overview/default.aspx, before making any plans to attend the Settlement Hearing. Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in- person or telephonic appearances at the hearing, will be posted to the “Investors Relation” section of Compass’ website, https://investors.compassminerals.com/investors- relations/overview/default.aspx.
VIII.    RIGHT TO ATTEND SETTLEMENT HEARING
Any Current Compass Stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing in opposition to the Settlement, the Fee and Expense Amount, or the Service Awards, then you must first comply with the procedures for objecting, which are set forth below. CURRENT COMPASS STOCKHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.
IX.    RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING DO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

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A.    You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1.    Notice of intent to appear at the Settlement Hearing;

2.    Your name, legal address, and telephone number;

3.    Proof of being a Current Compass Stockholder as of the Record Date and representation that you will continue to own Compass common stock as of the date of the Settlement Hearing;

4.    The date(s) which you acquired your Compass shares and the number of Compass shares held;
5.    A detailed statement of your specific position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made; and

6.    The grounds for each objection or the reasons for your desire to appear and be heard.

The Court will not consider any objection that does not substantially comply with these requirements. Any counsel retained by a purported objector for the purpose of asserting an objection must make a notice of appearance on the Court by September 30, 2025, which is fourteen (14) days prior to the Settlement Hearing.
B.    You Must Timely Deliver Written Objections to the Court and to Counsel for Plaintiffs
YOUR WRITTEN OBJECTIONS MUST BE FILED WITH THE COURT AND SENT BY HAND OR BY FIRST CLASS MAIL, POSTAGE PRE-PAID TO PLAINTIFFS’ COUNSEL. THE WRITTEN OBJECTIONS MUST BE FILED WITH THE COURT AND POSTMARKED NO LATER THAN SEPTEMBER 30, 2025, WHICH IS FOURTEEN (14) CALENDAR DAYS
PRIOR TO THE SETTLEMENT HEARING to the following address:

Plaintiffs’ Counsel:    Clerk of the Court:

Seth D. Rigrodsky    United States District Court

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RIGRODSKY LAW, P.A.
300 Delaware Avenue, Suite 210
Wilmington, DE 19801
Telephone: (302) 295-5310 Email: sdr@rl-legal.com

Timothy Brown
THE BROWN LAW FIRM, P.C.
767 Third Avenue, Suite 2501 New York, NY 10017 Telephone: (516) 922-5427
Email: tbrown@thebrownlawfirm.net
District of Kansas (Kansas City) 500 State Avenue, Room 259 Kansas City, KS 66101 Telephone: (917) 735-2200 Email: ksd_clerks_kansascity@ksd.uscourts.gov

This Court will not consider any objection that is not timely filed with the Court and delivered to Plaintiffs’ Counsel.
Any person or entity who fails to object or otherwise requests to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, but shall otherwise be bound by the Judgment to be entered and the releases to be given.
Current Compass Stockholders do not need to appear at the Settlement Hearing or take any other action to indicate their approval.
X.    HOW TO OBTAIN ADDITIONAL INFORMATION
This Notice summarizes the Parties’ Stipulation. It is not a complete statement of the events of the Derivative Actions or the Stipulation. Although the Parties believe that the descriptions about the Settlement that are contained in this Notice are accurate in all material respects, in the event of any inconsistencies between the descriptions in this Notice and the Stipulation, the Stipulation will control.
You may inspect the Stipulation and other papers at https://investors.compassminerals.com/investors-relations/overview/default.aspx.

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PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO

EITHER THE COURT OR THE CLERK’S OFFICE. Any questions you have about matters in this Notice should be directed by telephone or in writing to Plaintiffs’ Counsel at the address set forth above.
XI.    NOTICE TO PERSONS OR ENTITIES HOLDING OWNERSHIP ON BEHALF OF OTHERS

Brokerage firms, banks and/or other persons or entities who held shares of Compass common stock for the benefit of others are requested to immediately send this Notice to all of their respective beneficial owners. If Current Compass Stockholders have questions or comments about the Settlement, they should follow the procedures listed above.

Dated: August 28, 2025        BY ORDER OF THE UNITED STATES
DISTRICT COURT FOR THE DISTRICT OF KANSAS

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Exhibit D

UNITED STATES DISTRICT COURT DISTRICT OF KANSAS

SHIVA STEIN, Derivatively on Behalf of COMPASS MINERALS INTERNATIONAL, INC.,

Plaintiff,

vs.

KEVIN S. CRUTCHFIELD, RICHARD P. DEALY, EDWARD C. DOWLING, JR., ERIC FORD, GARETH JOYCE, MELISSA M. MILLER, JOSEPH E. REECE, LORI A. WALKER, PAUL S. WILLIAMS, AMY J. YODER, FRANCIS J. MALECHA, JAMES D. STANDEN, and ANTHONY J. SEPICH,

Defendants,

and

COMPASS MINERALS INTERNATIONAL, INC.,

Nominal Defendant.
Lead Case No. 23-cv-2038-EFM-ADM (Consolidated with Morelli v. Malecha, Case No. 24-cv-2495-EFM-ADM)
[Caption continued on following page]

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FABRIZIO MORELLI, Derivatively on Behalf of COMPASS MINERALS INTERNATIONAL, INC.,

Plaintiff,

vs.

FRANCIS J. MALECHA, JAMES D. STANDEN, ANTHONY J. SEPICH, KEVIN S. CRUTCHFIELD, RICHARD P. DEALY, EDWARD C. DOWLING, JR., ERIC FORD, GARETH JOYCE, MELISSA M. MILLER, JOSEPH E. REECE, LORI A. WALKER, PAUL S. WILLIAMS, AMY J. YODER, VALDEMAR L. FISCHER, RICHARD S. GRANT, DAVID J. D’ANTONI, and ALLAN R. ROTHWELL,

Defendants,

and

COMPASS MINERALS INTERNATIONAL, INC.,

Nominal Defendant.
Case No. 24-2495-EFM-ADM

SUMMARY NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS

TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMPASS MINERALS INTERNATIONAL, INC. (“COMPASS” OR THE “COMPANY”) COMMON STOCK AS OF JULY 14, 2025 (THE “RECORD DATE”).

IF YOU WERE A RECORD OR BENEFICIAL OWNER OF COMPASS COMMON STOCK AS THE RECORD DATE, PLEASE READ THIS NOTICE
CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ABOVE-REFERENCED LITIGATION.

PLEASE TAKE NOTICE that the above-captioned consolidated derivative actions are being settled on the terms set forth in a Stipulation and Agreement of Settlement dated July 14,

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2025 (the “Stipulation”)1 of the above-captioned consolidated derivative actions, subject to the approval of the United States District Court for the District of Kansas (the “Court”) pursuant to Rule 23.1 of the Federal Rules of Civil Procedure. Under the terms of the Stipulation, as part of the proposed Settlement, and in consideration of the associated releases set forth herein, Defendants shall cause the Board, within thirty (30) days after the Court enters an Order granting final approval of the Settlement, to adopt, implement, and maintain the corporate governance, oversight, and internal controls reforms set forth in Exhibit A to the Stipulation consistent with the terms and timing set forth therein (the “Reforms”). The Reforms, which are detailed more fully in the Stipulation and Long Form Notice, are intended to address the claims asserted in the Derivative Actions.
The Parties agree that: (i) the Settlement confers a substantial benefit upon Compass and its shareholders; (ii) the Settlement, and each of its terms, is in all respects fair, adequate, reasonable, and in the best interests of Compass and its shareholders; and (iii) Plaintiffs’ Counsel are entitled to reasonable attorneys’ fees and reimbursement of expenses, inclusive of Service Awards for the Plaintiffs, subject to the approval of the Court.
On October 14, 2025, at 1:30 p.m., the Court will hold the Settlement Hearing, either in person at Kansas City courthouse for the United States District Court for the District of Kansas, 500 State Avenue, Kansas City, Kansas 66101, or by telephone or videoconference (at the direction of the Court). At the Settlement Hearing, the Court will consider whether the Settlement is fair, reasonable, and adequate and thus should be finally approved and whether the above-captioned consolidated derivative action should be dismissed with prejudice pursuant to the Stipulation.

1 Capitalized terms herein not otherwise defined are defined in the Stipulation. This Notice should be read in conjunction with, and is qualified in its entirety by reference to, the Stipulation and its Exhibits, which have been filed with the U.S. District Court for the District of Kansas.

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The Court also will rule upon Plaintiffs’ Counsel’s request for approval of the agreed to attorneys’ fees and reimbursement of expenses and Plaintiffs’ Service Awards.
Any Current Compass Stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing in opposition to the Settlement, Plaintiffs’ Counsel’s request for approval of attorneys’ fees and reimbursement of expenses, or the Service Awards, then you must first comply with the following procedures for objecting.
Any objections to the proposed Settlement or Plaintiffs’ Counsel’s applications for the Fee and Expense Amount of $1,400,000, to be paid by the Individual Defendants’ Insurers, and reasonable Service Awards of up to $2,000 for each of the two Plaintiffs to be paid from the Fee and Expense Amount, must be presented in writing and must contain the following information:
1.    Notice of intent to appear at the Settlement Hearing;

2.    Your name, legal address, and telephone number;
3.    Proof of being a Current Compass Stockholder as of the Record Date and representation that you will continue to own Compass common stock as of the date of the Settlement Hearing;

4.    The date(s) which you acquired your Compass shares and the number of Compass shares held;

5.    A detailed statement of your specific position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made; and

6.    The grounds for each objection or the reasons for your desire to appear and be heard.

Any counsel retained by a purported objector for the purpose of asserting an objection must make a notice of appearance on the Court at least fourteen (14) days before the Settlement Hearing.

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The Court will not consider any objection that does not substantially comply with these requirements.
Any written objections must be filed with the Court and sent by hand or by first class mail, postage pre-paid to Plaintiffs’ Counsel no later than fourteen (14) days prior to the Settlement Hearing at the following address:

Plaintiffs’ Counsel:

Seth D. Rigrodsky
RIGRODSKY LAW, P.A.
300 Delaware Avenue, Suite 210
Wilmington, DE 19801
Telephone: (302) 295-5310 Email: sdr@rl-legal.com

Timothy Brown
THE BROWN LAW FIRM, P.C.
767 Third Avenue, Suite 2501 New York, NY 10017 Telephone: (516) 922-5427
Email: tbrown@thebrownlawfirm.net
Clerk of the Court: United States District Court District of Kansas (Kansas City) 500 State Avenue, Room 259 Kansas City, KS 66101 Telephone: (917) 735-2200 Email: ksd_clerks_kansascity@ksd.uscourts.gov

The Court will not consider any objection that is not timely filed with the Court and delivered to Plaintiffs’ Counsel.
Any person or entity who fails to object or otherwise requests to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, but shall otherwise be bound by the Judgment to be entered and the releases to be given.
This Notice summarizes the Parties’ Stipulation. It is not a complete statement of the events of the Derivative Actions or the Stipulation. You may inspect the Stipulation and other papers at https://investors.compassminerals.com/investors-relations/overview/default.aspx.

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PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO

EITHER THE COURT OR THE CLERK’S OFFICE. Any questions you have about matters in this Notice should be directed by telephone or in writing to Plaintiffs’ Counsel at the address set forth above.

Dated: August 28, 2025        BY ORDER OF THE UNITED STATES
DISTRICT COURT FOR THE DISTRICT OF KANSAS

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Exhibit E

UNITED STATES DISTRICT COURT DISTRICT OF KANSAS

SHIVA STEIN, Derivatively on Behalf of COMPASS MINERALS INTERNATIONAL, INC.,

Plaintiff,

vs.

KEVIN S. CRUTCHFIELD, RICHARD P. DEALY, EDWARD C. DOWLING, JR., ERIC FORD, GARETH JOYCE, MELISSA M. MILLER, JOSEPH E. REECE, LORI A. WALKER, PAUL S. WILLIAMS, AMY J. YODER, FRANCIS J. MALECHA, JAMES D. STANDEN, and ANTHONY J. SEPICH,

Defendants,

and

COMPASS MINERALS INTERNATIONAL, INC.,

Nominal Defendant.
Lead Case No. 23-cv-2038-EFM-ADM (Consolidated with Morelli v. Malecha, Case No. 24-cv-2495-EFM-ADM)
[Caption continued on following page]

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FABRIZIO MORELLI, Derivatively on Behalf of COMPASS MINERALS INTERNATIONAL, INC.,

Plaintiff,

vs.

FRANCIS J. MALECHA, JAMES D. STANDEN, ANTHONY J. SEPICH, KEVIN S. CRUTCHFIELD, RICHARD P. DEALY, EDWARD C. DOWLING, JR., ERIC FORD, GARETH JOYCE, MELISSA M. MILLER, JOSEPH E. REECE, LORI A. WALKER, PAUL S. WILLIAMS, AMY J. YODER, VALDEMAR L. FISCHER, RICHARD S. GRANT, DAVID J. D’ANTONI, and ALLAN R. ROTHWELL,

Defendants,

and

COMPASS MINERALS INTERNATIONAL, INC.,

Nominal Defendant.
Case No. 24-2495-EFM-ADM

[PROPOSED] ORDER AND FINAL JUDGMENT

WHEREAS, a Stipulation and Agreement of Settlement (the “Stipulation”) was made and entered into as of July 14, 2025, by and among: (i) plaintiffs Shiva Stein (“Plaintiff Stein”) and Fabrizio Morelli (“Plaintiff Morelli”) (collectively, the “Plaintiffs”), in the above-captioned shareholder derivative actions (the “Derivative Actions”),1 brought derivatively on behalf of Compass Minerals International, Inc. (“Compass” or the “Company”); (ii) nominal defendant Compass; and (iii) individual defendants Kevin S. Crutchfield, Richard P. Dealy, Edward C.

1 The Derivative Actions were consolidated “for the purposes of the discovery phase of the actions” and the action captioned Stein v. Crutchfield et al., Case No. 23-cv-2038-EFM-ADM (the “Stein Action”) was designated as the lead case. Stein Action, Doc. 25.

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Dowling, Jr., Eric Ford, Gareth Joyce, Melissa M. Miller, Joseph E. Reece, Lori A. Walker, Paul

S. Williams, Amy J. Yoder, Francis J. Malecha, James D. Standen, Anthony J. Sepich, Valdemar

L. Fischer, Richard S. Grant, David J. D’Antoni, and Allan R. Rothwell (the “Individual Defendants,” and together with Compass, the “Defendants,” and together with Compass and the Plaintiffs, the “Parties”), which sets forth the terms and conditions of the proposed settlement of the Derivative Actions, subject to review and approval by this Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure upon notice to Current Compass Stockholders (as defined in the Stipulation);
WHEREAS, by order dated     , 2025 (the “Preliminary Approval Order”), the Court (a) preliminarily approved the Settlement; (b) ordered that notice of the proposed Settlement be provided to Compass shareholders; (c) provided Compass shareholders with the opportunity to object to the proposed Settlement and Plaintiffs’ Counsel’s application for an award of attorneys’ fees and litigation expenses (the “Fee and Expense Amount”); and (d) scheduled a hearing regarding final approval of the Settlement;
WHEREAS, the Court conducted a hearing on     , 2025 to consider, among other things, (a) whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to Compass and its shareholders, and should be approved by the Court; (b) whether a judgment should be entered dismissing the claims in the Action with prejudice; and (c) whether the Plaintiffs’ Counsel’s Fee and Expense Amount should be approved; and
WHEREAS, it appearing that due notice of the terms of the Settlement and the Settlement Hearing has been given in accordance with the Preliminary Approval Order, the Parties having appeared by their respective attorneys of record, the Court having heard and considered the

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submissions presented in support of the proposed Settlement, the opportunity to be heard having been given to all other persons requesting to be heard in accordance with the Preliminary Approval Order, and the Court having determined that notice of the proposed Settlement was adequate and sufficient, and the entire matter of the proposed Settlement having been heard and considered by the Court;
IT IS HEREBY ORDERED, this     day of     , 202_ that:
1.    Unless otherwise defined herein, all capitalized terms shall have the same meanings as set forth in the Stipulation and Preliminary Approval Order.
2.    The Court has jurisdiction over the subject matter of the Derivative Actions, as well as personal jurisdiction over all of the Parties to the Derivative Actions.
3.    The Parties and all Current Compass Stockholders, as well as their transferees, heirs, executors, successors, and assigns, are bound by this Order and Final Judgment (the “Judgment”).
4.    The Court finds that notice of the proposed Settlement has been provided to Current Compass Stockholders pursuant to and in the manner directed by the Preliminary Approval Order, proof of the Summary Notice and Long Form Notice were filed with the Court, and full opportunity to be heard has been and means of publishing the Summary Notice and Long Form Notice were the best practicable under the circumstances and were given in full compliance with the requirements of Rule 23.1 of the Federal Rule of Civil Procedure, the United States Constitution (including the Due Process Clause), and all other applicable law and rules, and that all Current Compass Stockholders, as well as their transferees, heirs, executors, successors, and assigns, are bound by this Judgment.

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5.    Based on the record in the Action, each of the provisions of Rule 23.1 of the Federal Rules of Civil Procedure have been satisfied, and the Derivative Actions have been properly maintained according to the provisions of Rule 23.1.
6.    The Court finds that the Settlement is fair, reasonable, adequate, and in the best interests of Compass and Current Compass Stockholders.
7.    Pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, this Court fully and finally approves the Settlement in all respects, and the Parties are directed to consummate the Settlement in accordance with the terms of the Stipulation. The Clerk of the Court is directed to enter and docket this Judgment.
8.    The Court hereby dismisses the Derivative Actions with prejudice as to the Released Parties. The foregoing dismissal is without fees or costs, except as otherwise provided in Paragraph 11 below or as otherwise provided in the Stipulation or the Preliminary Approval Order.
9.    Upon the Effective Date, Shareholders, the Company, the Current Compass Stockholders, the Defendants, and all of their respective successors-in-interest, predecessors, representatives, trustees, executors, administrators, heirs, assigns or transferees, immediate and remote, and any person or entity acting for or on behalf of, or of this Judgment shall have, completely discharged, dismissed with prejudice on the merits, released and settled, to the fullest extent permitted by law, the Released Claims (including Unknown Claims) against the Released Persons.
10.    Upon the Effective Date, the Parties and Compass stockholders (solely in their capacity as Compass stockholders) shall be forever barred and enjoined from commencing, instituting, prosecuting, or continuing to prosecute any of the Released Claims against any of the Released Persons as set forth in and in accordance with the terms of the Stipulation.

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11.    The Court hereby approves Plaintiffs’ Counsel Fee and Expense Amount (in the sum of $        ), which the Court finds to be fair and reasonable, to be paid in accordance with the terms of the Stipulation.
12.    The Court hereby approves Plaintiffs’ Service Awards (in the sum of $

to be paid to each Plaintiff), in recognition of their participation and efforts in the prosecution of the Derivative Actions, to be awarded from the Fee and Expense Amount. The Court finds that the Service Awards are fair and reasonable.
13.    No proceedings or Court order with respect to any Fee and Expense Amount shall in any way disturb or affect this Judgment (including precluding the Judgment from being Final or otherwise being entitled to preclusive effect), and any such proceedings or Court order shall be considered separate from this Judgment.
14.    The Parties are hereby authorized, without further approval from the Court, to agree to adopt such amendments, modifications, and expansions of the Stipulation that are consistent with this Judgment and the Stipulation and that do not materially limit the rights of the Parties or Current Compass Stockholders under the Stipulation.
15.    Nothing in this Judgment shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation.
16.    Neither this Judgment, nor the Settlement, nor any act or omission in connection therewith shall be deemed or argued to be evidence of or to constitute an admission or concession by: (a) the Defendants as to (i) the truth of any fact alleged by Plaintiffs, (ii) the validity of any claims or other issues raised, or which might be or might have been raised, in the Action or in any other litigation, (iii) the deficiency of any defense that has been or could have been asserted in the Derivative Actions or in any litigation, or (iv) any wrongdoing, fault, or liability of any kind by

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any of them, which each of them expressly denies; or (b) Plaintiffs that any of their claims are without merit, that any of the Defendants or Released Persons had meritorious defenses, or that damages or other relief recoverable in the Derivative Actions would not have exceeded the terms of the Settlement. The Parties or any Released Persons may file the Stipulation and/or this Judgment in any action that has been or may be brought against them in order to support a claim or defense based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim or in connection with any insurance litigation.
17.    In the event that the Settlement is terminated or the Effective Date otherwise fails to occur for any other reason, then (i) the Settlement and the Stipulation (other than Section II(E) and Paragraph 5.3 thereof) shall be canceled and terminated; (ii) this Judgment and any related orders entered by the Court in the Derivative Actions shall in all events be treated as vacated, nunc pro tunc; (iii) the Releases provided under this Judgment and the Stipulation shall be null and void;
(iv) to the extent the Fee and Expense Amount has been paid, it shall be repaid to the persons and entities (including the insurers) who paid on behalf of the Individual Defendants within twenty- one (21) days after termination of the Settlement; (v) the fact of the Settlement shall not be admissible in any proceeding before any court or tribunal; (vi) all proceedings in the Derivative Actions shall revert to their status as of immediately prior to filing of the Stipulation of Settlement; and no materials created by or received from another Party that were used in, obtained during, or related to settlement discussions shall be admissible for any purpose in any court or tribunal, or used, absent consent from the disclosing Party, for any other purpose or in any other capacity, except to the extent that such materials are otherwise required to be produced during discovery in any other litigation; (vii) the Parties shall jointly petition the Court for a revised schedule for further

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proceedings; and (viii) the Parties shall proceed in all respects as if the Settlement and the Stipulation (other than Section II(E) and Paragraph 5.3 thereof) had not been entered into by the Parties.
18.    Nothing in this Judgment dismisses or releases any claim by or against any Party arising out of a breach of the Stipulation or violation of this Judgment.
19.    Without affecting the finality of this Judgment in any way, this Court reserves jurisdiction over all matters relating to the administration, enforcement, and consummation of the Settlement and this Judgment.
20.    There is no just reason to delay the entry of this Judgment as a final judgment in the Derivative Actions. Accordingly, the Clerk of the Court is expressly directed to immediately enter this final judgment in the Derivative Actions.
IT IS SO ORDERED.

Dated:
U.S.D.J. / U.S.M.J.